Exhibit 10.22
Amendment dated as of January 20, 2009, to Purchase Contract by and between Orbital Sciences Corporation and The Boeing Company
PURCHASE CONTRACT acceptance required: ☑ The Boeing Company Bldg. 222, Receiving Dock 3370 Miraloma Avenue Anaheim            CA 92806 Transmitted via Exostar special contract instructions are attached hereto: PURCHASE CONTRACT NO: PCC            STATUS            Page ORBITAL SCIENCES CORP 675784 101018 172 AP 1 OF 180 3380 S PRICE RD Release 20-JAN-09 Date: CHANDLER      , AZ 85248-3534 US            Original 27-MAR-02 Subject to Tax PC Date: Attention: Scott Hagen |confirm 12/19/01 [X] For Resale, Not Subject to Tax Cert No RA 948 SHIP VIA: Standard — See Attachment FOB: Destination TERMS: 0% 0 NET 30 SHIP TO: The Boeing Company 799A James            Record Road            Huntsville      , AL 35824 ADDRESS ALL INQUIRIES TO BUYER: Buyer Name: Michael Hammett            Mail Stop GB40 Phone: 714-762-0714 Fax: 714-762-2431 Email: michael. a. hammettSboeing. com SEE PURCHASE CONTRACT COMMENTS ON PAGE 2 The applicable “IDS Common Clauses” are listed below and incorporated as Attachment(s) into this contract with fixed text. In addition to The Boeing Company form “General Provisions” these •clauses are set forth and may be accessed at: <http://www.boeing.com/companyoffices/dotngbiz/idscommon/guide.htm> At this URL choose “Common IDS Clauses”. The clauses are grouped under the first alphabetic character contained in the Attachment Name.
The Attachment(s) that are incorporated into this contract with variable text will include the variable text portion of the clause in this RFQ/contract. Unless indicated otherwise elsewhere in this contract, the version of each incorporated clause applicable to this contract is the latest dated version as of the original confirming date of this contract. Additional applicable terms and conditions identified in the list are attached hereto. Terms and conditions applicable to specific line items are identified with the tine item. If you are unable to access the internet, please contact the procurement agent identified above. ATTACHMENTS Type Name Description CLAUSES A229 Incorporation by Reference CLAUSES A441 SPECIALTY METALS CLAUSE CLAUSES C414V Package Marking Instructions CLAUSES D401 Hazardous Material — Material Safety Data Sheets CLAUSES F208V Allowable Cost and Payment Travel Cost CLAUSES F304V Invoice Certification CLAUSES P306 Code of Conduct CLAUSES-FX C003 Accelerated Delivery Desired CLAUSES-FX F100 Audit Rights and Examination of Prop osed Costs CLAUSES-FX H001 Cost Accounting Standards CLAUSES-FX H201 Additional Prime Contract Requirements CLAUSES-FX H900V Additional General Provisions TOTAL PC VALUE $1,291,881, 848. 00 NTE CURRENT FUNDED VALUE $1,094,709, 431.00 GOVERNMENT PRIORITY RATINGS IDENTIFIED AT THE LINE ITEM LEVEL INDICATE .. ACCEPTANCE OF THE OFFER REPRESENTED BY THIS ORDER IS EXPRESSLY LIMITED THAT REQUIREMENTS WITHIN THIS ORDER ARE CERTIFIED FOR NATIONAL DEFENSE .. TO THE PROVISIONS HERETO. SIGNING AND RETURNING THE ACKNOWLEDGMENT USE UNDER DMS REGULATION 1, AND YOU ARE HEREBY REQUESTED TO SIGN AND .... COPY OF THE ORDER (IF ATTACHED HERETO), OR, IN ANY EVENT, DELIVERY IN THE RETURN ACKNOWLEDGEMENT WITHIN FIFTEEN WORKING DAYS FOR DO RATED ......... WHOLE OR IN PART OF THE ARTICLES TO BE FURNISHED HEREUNDER SHALL REQUIREMENTS AND WITHIN TEN WORKING DAYS FOR DX RATED REQUIREMENTS. ..... CONSTITUTE ACCEPTANCE OF THIS ORDER. THIS IS THE ENTIRE CONTRACT AND NO CHANGES OF ANY KIND WHATSOEVER ARE BINDING ON THE BUYER UNLESS — ACCEPTANCE OF THIS PURCHASE ORDER IS HEREBY ACKNOWLEDGED — THE ARE ACCEPTED BY THE BUYER IN SELLER DATE 1/28/09 BUYER (illegible) Document Version: main\5

PURCHASE CONTRACT PURCHASE CONTRACT: 101018 REVISION: 172 Page 2 of 180 CONTINUATION ADDITIONAL HEADER ATTACHMENTS CLAUSES-FX H920 Representations and Certifications DPAS DPAS ORDER Defense Priority Allocation System FREEFORM A120 Ship To: FREEFORM FT3BAMCON Statement of Work for FT-3 BAM Conversion FREEFORM G194 (MODIFIED) Price Adjustment for Downward Rate Change FREEFORM GSEGTM235 SOW for GSE for GTM-2, 3 & 5 FREEFORM LDCSOW SOW for LDC Threat Implementation FREEFORM MRTF13 Convert GDIL GTM to IFT Config with Special Instru FREEFORM MRTF16 Perform MIL-STD-1540B Study FREEFORM MRTF8 Implement Special Instrumentation on all Flight Te FREEFORM PATH1 Pathfinder Phase 1 FREEFORM PATH2 Pathfinder Phase 2 FREEFORM PC CHANGES Purchase Contract Change Summary FREEFORM PM&P/PIND SOW for PM&P Risk Assessment & PIND Tesing FREEFORM PTSOW Pallet Test Statement of Work FREEFORM SOW 1901A SOW for MIL-STD 1901A Trade Studies FREEFORM SOW 24 ACC Statement of Work for 24 Vehicle Acceleration FREEFORM SOW IMP2 Statement of Work for Insensitive Munition Phase 2 FREEFORM SOW SPAR Statement of Work for Sparesyl Development FREEFORM SOW SUPPORT SOW Integration and Tesing Support FREEFORM SOW T2-1 Perform Shroud Thermal Separation Test FREEFORM SOW T2-5 OBV support for conversion of IFT14b to Hi-Fi GTM FREEFORM SOW T2-51 OBV Simulator Fidelity Upgrade (5 EISs) FREEFORM SOW T2-52 BIT/Abort Study and IFT-2 SW Upgrade FREEFORM SOW T2-54 OBV-3 MACH Upgrade for Dual FET Ignition In hibit FREEFORM SOW T2-55 Field Site Motor Inspections FREEFORM SOW T4-11 SOW for MIL-STD-1540B Relational Database FREEFORM SOW389 Statement of Work for ECP 389 FREEFORM SOWCR125 Statement of Work for Modification of the CR125 FREEFORM SOWFREQ Statement of Work for CR-125 Frequency Change FREEFORM SOWIMT SOW for Insensitive Munitions Test FREEFORM SOWMFM SOW for Missile Field Move FREEFORM SOWSURVIVESTUDY SOW Interceptor Survivability Capability Enhanceme FREEFORM SUBCONTRACT SCHEDULE Subcontract Schedule FREEFORM T3-12) Simulation Upgrades FREEFORM T3-15) Motor Static Fire FREEFORM T3-17) GTM-3 needed for VAFB FREEFORM T3-18) GTM-4 (inert motors) for GDIL FREEFORM T3-20) GT-1 using GTM-5 from RTS FREEFORM T3-22) GT-2 using GTM-5 FREEFORM T3-23) FT-2 from VAFB FREEFORM T3-4) Requirements, Test Planning and Procedures Mods FREEFORM T3-9) OBV MIL-STD-1540 Delta Qualification (Initial) FREEFORM T4-28 OBV Support for GDIL Testing Using GTM-4 FREEFORM T4-33 Ground Test Missile (GTM)-2 at FGA FREEFORM T4-34 NTE Backfill for Hardware Reassigned to GDIL PROVSNS-FX GP-4 Cost Reimbursement Contract General Provisions QA NOTES Q004 Boeing QA Mgt Sys BQMS Requirements Appendix A QA NOTES Q049 Government Source Inspection QA NOTES Q053 Boeing Source Inspection QA NOTES Q073 AS9102 Aerospace First Article Inspection Req QA NOTES Q094 Certification of Compliance QA NOTES Q122 Electrostatic Sensitive Discharge Protection Prog QA NOTES Q301 Unconfirmed Failure Rejections SHIP VIA: HSV. SHIPPING INSTRUCTIONS Boeing Huntsville Traffic Routing Guide ZZZZ END End of Attachments PURCHASE CONTRACT COMMENTS: PCC 172 is issued to definitize the negotiation of Orbital Proposal Number 5189 for FTG-04 Re-Processing Utilizing Task Y on existing items 0373 and 0374. See PC Changes attachment for details.

PURCHASE CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 3 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0001 0 LT VHA**10**093 RAPID BV LAUNCH ORBITAL SCIENCES HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 SOW: Rapid BV Lau SOW Rev: 12/17/2C Item Note: This line item value is reduced to $0 and all costs associated with this line is transferred to Purchase Contract 101954. QA Requirements do not apply to this line item. Item Reference: Transferred to PO 101954 Item Unit Value: $0.0000 Value Code: H Period of Performance: 12/18/2001 thru 03/31/2003 • Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date Original Delivery Date 030-APR-02 29-MAR-07 0002 1 LT VHA**10**093 FLIGHT TEST ORBITAL SCIENCES HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $572,211,438.0000 $572,211,438.0000 675784 Item Note: “Q” clauses are not applicable to this Line Item. Item Reference: Cost Collection Item Unit Value: $572,871,679.0000 Value Code: A Period of Performance: 12/18/2001 thru 2/14/2011 Ship This Item Only To: See Attachment A120 FREEFORM MAB SOW Rev 00 FREEFORM SOW — DVT Rev 00 FREEFORM SOW — MULTIPLE ITEMS Rev 00 FREEFORM SOW — REDESIGN YOLK Rev 00 FREEFORM SOW — SOLAR Rev 00 Quantity Ordered Scheduled Delivery Date 1 30-MAR-07

PURCHASE CONTRACT: 101018 REVISION: 172 Page 4 of 180 CONTINUATION ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I II TRUE MANUFACTURER | 0003 1 LT VHA**EO**088 BOOST VEHICLES FOR TEST BED HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $95,912,231.0000 $95,912,231.0000 675784 Item Note: “Q” clauses are not applicable to this Line Item. Item Reference: Cost Collection Item Unit Value: $106,259,108.0000 Value Code: A Period of Performance: 02/08/2002 thru 12/31/2008 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 31-OCT-05 0004 1 LT VHAPPH0**013 OSC CE PROPROSAL PREPARATION HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $247,132.0000 $247,132.0000 675784 Item Note: “Q” clauses are not applicable to this Line Item. Item Reference: Cost Collection Item Unit Value: $247,132.0000 Value Code: a Period of Performance: 02/04/2003 thru 03/31/2004 Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 1 31-MAR-04

PURCHASE CONTOUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 5 of 180 ITEM            QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING            FUNDED UNIT PRICE            FUNDED EXTENDED PRICE I TRUE MANUFACTURER 0005 1 EA 1034-3000-001(TS) VHA**10**364 BAM RECEIPT & TEST HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: bam for BV-6 Project CC shown above, VHA**10**364, is disregarded and Project CC VHA**10**093 is used in lieu thereof. Item Reference: Definitized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: F Quantity Ordered Scheduled Delivery Date
1ll-JUN-03 0006 2 EA 1034-9050-001 VHA**10**093 WIC HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: QA requirements do not apply to this line item. Item Reference: Def initized price included in Line Item 0002 Item Unit Value: $0.0000 Value Code: F Required Serial Numbers: TOOl, T002 Quantity Ordered Scheduled Delivery Date 1 21-JUL-03 1 04-AUG-03

PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 6 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I || TRUE MANUFACTURER 0007 2 EA 1034-9050-001 VHA**10**093 WIC HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: These WIC’s are scheduled to be delivered to VAFB by Boeing. QA requirements do not apply to this line item. Item Reference: Def initized price included in Line Item 0002 Item Unit Value: $0.0000 Value Code: F Required Serial Numbers: T003, T004 Quantity Ordered Scheduled Delivery Date 204-AUG-03 0008 2 EA 1034-9050-001 VHA**10**093 WIC HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: These two WIC’s are scheduled to be delivered to RTS by Boeing. QA requirements do not apply to this line item. Item Reference: Def initized price included in Line Item 0002 Item Unit Value: $0.0000 Value Code: F Required Serial Numbers: T005, T006 Quantity Ordered Scheduled Delivery Date 2 04-AUG-03

PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 7 of 180 ITEM QUANTITY DM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING            FUNDED UNIT PRICE            FUNDED EXTENDED PRICE TRUE MANUFACTURER 0009 1 EA 1034-3100-001 VHA**10**093 BOOSTER AVIONICS MODULE (OSC) HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Dwg: 1034-3100-001 Dwg. Rev: Rev A            P/L: hal # 24 P/L Rev: SOW: D743-16366-1 SOW Rev: Rev B Item Note: bam for IFT-13b Item Reference: Def initized price included in Line Item 0002 Item Unit Value: $0.0000 Value Code: F Required Serial Numbers: A001 Quantity Ordered            Scheduled Delivery Date 113-AUG-03 0010 4 EA 1034-9700-001 VHA**10**093 ELECTRONIC INTERFACE SIMULATOR HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: F Quantity Ordered            Scheduled Delivery Date 113-AUG-03 114-AUG-03 115-AUG-03 1Ol-JUN-04 0011 1 EA 900-100114-001 VHA**10**093 OSC/OBV PIL EMULATOR — TACTICAL HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: F Quantity Ordered Scheduled Delivery Date 1 13-AUG-03

PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 8 of 180 ITEM            QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING            FUNDED UNIT PRICE            FUNDED EXTENDED PRICE I TRUE MANUFACTURER 0012 2 EA 900-100114-002 VHA**10**093 OSC/OBV PIL EMULATOR — TACTICAL HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: f Quantity Ordered Scheduled Delivery Date 1 13-AOG-03 1 14-AUG-03 0013 1 LT VHAP1H03*040 CE LONG LEAD FOR ACCELERATED SCHEDULE ; HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: This line item value is reduced to $0 and all costs associated with this line are transferred to Line Item 0078 for definitization of CE. “Q” clauses are not applicable to this Line Item. Item Unit Value: $0.0000 Value Code: E Period of Performance: 09/08/2003 thru 05/28/2004 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 28-MAY-04

PUR CHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 9 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I || TRUE MANUFACTURER 0014 1 EA 1034-0050-001 VHA**10**093 IFT-13B BOOSTER STACK HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: Booster Stack for IFT-13b Item Reference: Definitized price included in Line Item 0002 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date
1 21-NOV-03 0015 1 EA 1034-3100-002 VHA**11**722 OSC BAM HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: bam for ift-isc Project CC shown above, VHA**11**722, is disregarded and Project CC VHA**10**093 is used in lieu thereof. Item Reference: Definitized Price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: F Quantity Ordered Scheduled Delivery Date 1 21-NOV-03

PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 10 of 180 ITEM QUANTITY UNI PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0016 1 EA 1034-0100-001 VHA**10**093 OSC BOOSTER STACK HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Dwg: 1034-0100 Dwg. Rev: -1 p/|_: P/L Rev: Item Note: IFT-13c Booster Item Reference: Definitized Price included in Line Item 0002 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 / FREEFORM SOWGBIR Rev 00 Quantity Ordered Scheduled Delivery Date 1 12-JAN-04 0017 1 LT VHA**10**093 MECHANICAL PATHFINDER HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: Booster Stack for Mechanical Pathfinder Item Reference: Definitized price included in Line Item 0002 Item Unit Value: $0.0000 Value Code: f Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 09-JAN-04

PURCHASE CONTRACT COMMUNICATION            PURCHASE CONTRACT: 101018 REVISION: 172 Page 11 of 180 UONI IN UAI ION ITEM            QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING            FUNDED UNIT PRICE            FUNDED EXTENDED PRICE I [I            TRUE MANUFACTURER 0018 0 EA            VH2**CO**064 9600-4077-003 OSC FLIGHT DATA PROCESSOR HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Unit Value: Value Code: H PROPERTYPROPERTY ACCOUNTABILITY — GMD Rev 02/02 Quantity Ordered            Scheduled Delivery Date 0Ol-JUL-04 0019 1 EA 1034-3100-003 VHA**10**093 BAM HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: FT-1 Booster Avionics Module Item Reference: Definitized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: F Quantity Ordered            Scheduled Delivery Date 1 30-JAN-04 0 30-JUN-04 0020 0 EA 1034-0100-002 VHA**10**093 BOOSTER STACK HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: FT-l Item Reference: Definitized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 0 27-FEB-04 0 30-JUL-04

PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 page 12 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING            FUNDED UNIT PRICE            FUNDED EXTENDED PRICE TRUE MANUFACTURER 0021 0 EA 1034-0086-001 VHA**10**093 ORDNANCE CLOSEOUT INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: IFT-14 and IFT-15 Item Reference: Definitized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 Quantity Ordered            Scheduled Delivery Date 027-FEB-04 030-JUL-04 0022 0 EA 1034-0084-003 VHA**10**093 SHROUD INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: IFT-14 and IFT-15 Item Reference: Definitized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 0 27-FEB-04 0 30-JUL-04

purchase contract continuation purchase contract: 101018 revision: 172 Page 13 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING            FUNDED UNIT PRICE            FUNDED EXTENDED PRICE TRUE MANUFACTURER 0023 1 EA 1034-0082-003 VHA**10**093 PAM ASSEMBLY INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: IFT-14 and IFT-15 Item Reference: Def initized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: f Ship This Item Only To: See Attachment A120 Quantity Ordered            Scheduled Delivery Date 127-FEB-04 030-JUL-04 0024 0 EA 1034-0037-002 . VHA**10**093 TPS CLOSEOUT INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Def initized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: f Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 0 30-JUL-04

PURCHASE CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 14 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER /PRIME CONTRACT NUMBER PRIORITY RATING            FUNDED UNIT PRICE            FUNDED EXTENDED PRICE I || TRUE MANUFACTURER 0025 1 EA 1034-0038-004 VHA**10**093 EMPLACEMENT COMPONENTS INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: FTl Item Reference: Def initized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 Quantity Ordered            Scheduled Delivery Date 1 27-FEB-04 0 30-JUL-04 0026 3 EA            VHA**10**093 DGT TESTING HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: “Non-Receivable” item, test support only. Supports IFT-13b, IFT-13c, and IFT-14. Item Reference: Def initized price included in Line Item 0002 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 Quantity Ordered            Scheduled Delivery Date 1 29-SEP-03 1 27-FEB-04
1 30-APR-04

PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 page 15 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING            FUNDED UNIT PRICE            FUNDED EXTENDED PRICE I || TRUE MANUFACTURER 0027 1 LT            VHA**10**093 OSC SOLAR PARTS TESTING FOR GMD HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: This item is issued pursuant to the “Changes” Clause. Item Reference: Definitized price included in Line Item 0002. Item Unit Value: $0.0000 Value Code: F Period of Performance: 4/22/2004 through 8/31/2004 Ship This Item Only To: See Attachment A120 Quantity Ordered            Scheduled Delivery Date 131-AUG-04 0028 1 EA            SK3625 VHA**10**093 BAM MECHANICAL PATHFINDER HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in Line Item 0002 Item Unit Value: $0.0000 Value Code: F Quantity Ordered            Scheduled Delivery Date 1 17-DEC-02 0029 1 EA            VHA**10**093 BOOSTER STACK PATHFINDER HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: f Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 13-NOV-02

PURCHASECONTRACT:101018REVISION:172Page16of180ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORP/NDESCRIPTION CUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICETRUEMANUFACTURER 00301EASK1034-0726-X1VHA10093GTMBOOSTERSTACKHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.00006757 84ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate 121-APR-0400311EASK1034-3700-001VHA10093GTUBAMHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.000067 5784ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FQuantityOrderedScheduledDeliveryDate 116-APR-0400323EAVHA10093BAMEMULATORUPGRADEHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.000067578 4ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FQuantityOrderedScheduledDeliveryDate 130-SEP-04129-OCT-04130-NOV-04

purchasecontract:101018revision: 172Page17of180ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORP/NDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIO RITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER 00333EAHA10093BOOSTERSTACKEMULATORUPGRADEHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784I temReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FQuantityOrderedScheduledDeliveryDate 130-SEP-04129-OCT-04130-NOV-0400345EA1034-9681VHA10093CARRIAGEADAPTERHQ0006-01-C-0001/HQ0006-01-C-00 01DX-C9$0.0000$0.0000675784ItemNote:S/N’s0001,0002,0003,0004,0005 ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FQuantityOrderedScheduledDeliveryDate 121-NOV-03128-JAN-04109-FEB-04121-APR-04115-JUN-04

PURCHASECONTRACT:101018REVISION:172Page18of180ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORP/NDESCRIPTION CUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER 003520EA1034-9690VHA10093RACEWAYBRIDGEHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784Item Note:Usedinsetsoffour.5setsof4.20eachtotal.S//N’s8,12,13,19;1,3,5,9;2,4,15,7;6,10,11,15;7,16,18,20It emReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FQuantityOrderedScheduledDeliveryDate 2014-OCT-0500365EA1034-9600VHA10093VERTICALLIFTSLINGHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0. 0000675784ItemNote:s/n’s 001,002,003,004,005ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:fQuantityOrderedScheduledDeliveryDate 213-NOV-02116-APR-04217-SEP-0400371EA1034-9631VHA10093VERTICALLIFTBEAMHQ0006-01-C-0001/HQ0006-01-C-0 001DX-C9$0.0000$0.0000675784ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FQuantityOrderedScheduledDeliveryDate113-NOV-02

PURCHASECONTRACT:101018REVISION:172Page19of180ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORP/NDESCRIPTION CUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER 00383EAVHA10093UMBILICALTESTKITHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784ItemReferen ce:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FQuantityOrderedScheduledDeliveryDate 115-JAN-03124-FEB-03103-MAR-0300391EAVHA10093CHOCKSHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0 000675784ItemNote:SetoffiveItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FQuantityOrderedScheduledDeliveryDate 110-MAY-0400401EA70004325-520VHA10093TRIPLEFILLBOX,LIMHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$ 0.0000675784ItemNote:Includescables,partnumber1034-3339-001ItemReference:DefinitizedpriceincludedinL ineItem0002ItemUnitValue:$0.0000ValueCode:fQuantityOrderedScheduledDeliveryDate 107-JUN-04

PURCHASECONTRACT:101018REVISION:172Page20of180ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORPINDESCRIPTION CUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER 00411EA1034-0001-001VHA10093OSCBV6BOOSTERSTACKHQ0006-01-O0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675 784ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate 103-JUL-0300421EA1034-0036-001VHA10093ORDNANCECLOSEOUTKITHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.00 00$0.0000675784ItemNote:KitforBV-6ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate103-JUL-03

purchasecontract:101018revision:172Page21of 180ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORP/NDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGF UNDEDUNITPRICEFUNDEDEXTENDEDPRICE IIITRUEMANUFACTURER |00431EA1034-0034-001VHA10093SHROUDINSTALLATIONKITHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.00 00675784ItemNote:KitforBV-6ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate 103-JUL-0300441EA1034-0032-001VHA10093PAMASSEMBLYKITHQ0006-01-C-0001/HQ0006-01-O0001DX-C9$0.0000$0.0 000675784ItemNote:KitforBV-6ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:fShipThisItemOnlyTo:SeeAttachmentA120r QuantityOrderedScheduledDeliveryDate103-JUL-03

PURCHASECONTRACT:101018REVISION:172page 22of180ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORP/NDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRAT INGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE |11TRUEMANUFACTURER |00451EA1034-0037-001VHA10093TPSCLOSEOUTKITHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.000067578 4ItemNote:KitforBV-6ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate 103-JUL-0300462EA1034-0038-001VHA10093EMPLACEMENTCOMPONENTKITHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$ 0.0000$0.0000675784ItemNote:KitsforBV-6andIFT-13bItemReference:DefinitizedpriceincludedinLineItem000 2 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate103-JUL-03121-NOV-03

PURCHASECONTRACT:101018REVISION:172Pa qe23of180ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORP/NDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYR ATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE |11TRUEMANUFACTURER 00472EA1034-0086-001VHA10093ORDNANCECLOSEOUTINSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.000 0$0.0000675784ItemNote:KitforIFT-13bandiFT-13cItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate 121-NOV-03128-JAN-0400481EA1034-0084-001VHA10093SHROUDINSTALLATIONKITHQ0006-01-C-0001/HQ0006-01-C-00 01DX-C9$0.0000$0.0000675784ItemNote:KitforIFT-13bItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate121-NOV-03PURCHASECONTRACT:101018REVISION:172 Page24o

f180ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORP/NDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATING FUNDEDUNITPRICEFUNDEDEXTENDEDPRICE I||TRUEMANUFACTURER 00491EA1034-0082-001VHA10093PAMINSTALLATIONKITHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.000067 5784ItemNote:Kitfor!FT-l3bItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate 121-NOV-0300501EA1034-0037-001VHA10093TPSCLOSEOUTKITHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0. 0000675784ItemNote:KitforiFT-l3bItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120r QuantityOrderedScheduledDeliveryDate121-NOV-03

PURCHASECONTRACT:101018REVISION:172Page25o f180ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORP/NDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATING FUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER 00511EA1034-0084-002VHA10093SHROUDINSTALLATIONHQ0006-01-C-0001/HQ0006-01-O0001DX-C9$0.0000$0.0000675 784ItemNote:KitforIFT-13cItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate 128-JAN-0300521EA1034-0082-002VHA10093PAMASSEMBLYINSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$ 0.0000$0.0000675784ItemNote:KitforiFT-l3cItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate128-JAN-04

PURCHASECONTRACT:101018REVISION:172paqe26of180OONTINUAIION[3] ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORPINDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUND EDUNITPRICEFUNDEDEXTENDEDPRICE I11TRUEMANUFACTURER 00531EA1034-0037-002VHA10093TPSCLOSEOUTINSTALLATIONHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0 000675784ItemNote:KitforIFT-13cItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate 128-JAN-0400541EA1034-0038-003VHA10093EMPLACEMENTCOMPONENTSINSTALLATIONHQ0006-01-C-0001/HQ0006-01-C 0001DX-C9$0.0000$0.0000675784ItemNote:KitforIFT-13cItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:fShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate 128-JAN-0400551EA1034-3600-001VHA10093AVIONICSASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$ 0.0000675784ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FQuantityOrderedScheduledDeliveryDate115-SEP-05

PURCHASECONTRACT:101018REVISION:172Page27o f180ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORPIUDESCRIPTIONCUSTOMER7PRIMECONTRACTNUMBERPRIORITYRATING FUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER 00560EA1034-0600-001VHA10093OBV-VEHICLEASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.00006 75784ItemNote:BoosterStackforIDC-19andIDC-20 ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDateOriginalDeliveryDate 014-FEB-0614-OCT-05014-MAR-0614-NOV-0500570EA1034-0636-001VHA10093ORDNANCECLOSEOUTINSTALLATIONKITHQ0 006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784ItemReference:DefinitizedpriceincludedinLineI tem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDateOriginalDeliveryDate014-MAR-0614-OCT-05

PURCHASECONTRACT:101018REVISION:172Page28of180ITEMQUANTITYUNIPARTNUMBERPROJECTCCNVENDORPINDESCRIPTIO NCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER 00580EA1034-0634-001VHA10093SHROUDINSTALLATIONKITHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.000 0675784ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDateOriginalDeliveryDate 014-FEB-0614-OCT-0500591EA1034-0632-001VHA10093PAMASSEMBLYINSTALLATIONKITHQ0006-01-C-0001/HQ0006-01- C-0001DX-C9$0.0000$0.0000675784ItemNote:OBV24ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDateOriginalDeliveryDate114-FEB-0614-OCT-05

PURCHASECONTRACT:101018REVISION:172Page29of180i ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORPINDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUND EDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER 00600EA1034-0637-001VHA10093TPSCLOSEOUTINSTALLATIONKITHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$ 0.0000675784ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:fShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDateOriginalDeliveryDate 014-MAR-0614-OCT-0500610EA1034-0638-001VHA10093EMPLACEMENTCOMPONENTSINSTALLATIONKITHQ0006-01-C-0001/ HQ0006-01-C-0001DX-C9$0.0000$0.0000675784ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:fShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDateOriginalDeliveryDate 014-FEB-0614-OCT-05014-MAR-0614-NOV-0500620EA1034-3600-001VHA10093AVIONICSASSEMBLYHQ0006-01-C-0001/H Q0006-01-C-0001DX-C9$0.0000$0.0000675784ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FQuantityOrderedScheduledDeliveryDateOriginalDate 015-FEB-0615-NOV-05

PURCHASECONTRACT:101018REVISION:172page 30of180ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORP/NDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRAT INGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER 00630EA1034-0600-001VHA10093OBV-VEHICLEASSEMBLYHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.00006 75784ItemNote:BoosterStacksforIFT-19andIFT-20. ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate 015-DEC-05006-JAN-0600640EA1034-0636-001VHA10093ORDNANCECLOSEOUTINSTALLATIONKITHQ0006-01-C-0001/HQ00 06-01-C-0001DX-C9$0.0000$0.0000675784ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate015-DEC-05

CONTINUATIONPURCHASECONTRACT101018REVISION:172Page31of180ITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORP/NDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER00650EA1034-0634-001VHA10093SHROUDINSTALLATIONKIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784ItemNoteKitforIFT-19andIFT-20 ItemReferenceDefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate015-DEC-0500660EA1034-0632-001VHA10093 PAMASSEMBLYINSTALLATIONKITHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:Transferredtonewitem0298duetopartnumberchange. ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate015-DEC-05

PURCONT.NUATONACTPURCHASECONTRACT:101018REVISION:172Page32of180 ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORPINDESCRIPTION CUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE 11TRUEMANUFACTURER|00670EA1034-0637-001VHA10093TPSCLOSEOUTINSTALLATIONKIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate015-DEC-0500680EA1034-0638-001VHA10093 EMPLACEMENTCOMPONENTSINSTALLATIONKITHQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:fShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate015-DEC-05016-JAN-06

PURCHASECONTRACT:101018REVISION:172Page33of180CONIINUATiUNITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORP/NDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE
IIITRUEMANUFACTURER|00692EAVHA10093NON-TACTICALEQUIPMENTINSTALLKIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784ItemNote:NTEKitsforIFT-21andIFT-25 ItemReference:DefinitizedpriceincludedinLineItem0002ItemUnitValue:$0.0000ValueCode:F ShipThisItemOnlyTo:SeeAttachmentA120QuantityOrderedScheduledDeliveryDate115-DEC-05 116-JAN-0600701EAVHA10093DD254SCGREVISIONORBITALSCIENCESCORPORATION HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:Itemincludes:DD254/SCGTraininganddevelopmentofOrbitalinternalSCGUsersGuide.User’sGuiderequi resfinalreviewandconcurrencebyBoeingSecurityRepresentative. QArequirementsdonotapplytothislineitem.ItemReference:DefinitizedpriceincludedinLineItem0002 ItemUnitValue:$0.0000ValueCode:FPeriodofPerformance:06/07/2004thru06/06/2005 ShipThisItemOnlyTo:SeeAttachmentA120iQuantityOrderedScheduledDeliveryDate106-JUN-05

CONTINUATIONPURCHASECONTRACT:101018REVISION:172Page34of180ITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORPINDESCRIPTIONCUSTOMERPRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER00714EA1034-3600-001VHAEO088AVIONICSASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:BAMforLDC1,LDC3,LDC4,LDC5,LDC20 ItemReference:DefinitizedpriceincludedinLineItem0003 ItemUnitValue:$0.0000ValueCode:FQuantityOrderedScheduledDeliveryDate131-MAR-04130-APR-04 128-MAY-04130-JUN-04015-JUL-0400725EA1034-0600-001VHAEO088OBV-VEHICLEASSEMBLY HQOQ06-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:BoosterStackforTB-1(IDC-1),TB-2(IDC-2),TB-3(IDC-3),TB-4(IDC-4),TB-5(IDC-5),IDC-16,IDC-17,ID C-18ItemReference:DefinitizedpriceincludedinLineItem0003 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate 130-APR-04128-MAY-04130-JUN-04130-JUL-04116-AUG-04015-JUL-05015-AUG-05015-SEP-05

CONNUATIONPURCHASECONTRACT:101018REVISION:172page35of180ITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORP/NDESCRIPTIONCUSTOMERPRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE I||TRUEMANUFACTURER|00735EA1034-0636-001VHAEO088ORDNANCECLOSEOUTINSTALLATIONKIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:KitforTB-l(IDC-1),TB-2(IDC-2),TB-3(IDC-3),TB-4(IDC-4),TB-5(IDC-5) ItemReference:DefinitizedpriceincludedinLineItem0003 ItemUnitValue:$0.0000ValueCode:fShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate130-APR-04128-MAY-04130-JUN-04130-JUL-04116-AUG-04 015-JUL-05015-AUG-05015-SEP-05

ONTINUPURCHASECONTRACT101018REVISION172Page36of180ITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORPINDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER00745EA1034-0634-001VHAEO088SHROUDINSTALLATIONKIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:KitforTB-1(IDC-1),TB-2(IDC-2),TB-3(IDC-3),TB-4(IDC-4),TB-5(IDC-5) ItemReference:DefinitizedpriceincludedinLineItem0003 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate130-APR-04128-MAY-04130-JUN-04130-JUL-04116-AUG-04 015-JUL-05015-AUG-05015-SEP-05

CONTINUATIONPURCHASECONTRACT:101018REVISION:172page37of180ITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORPINDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER00757EA1034-0632-001VHAEO088PAMASSEMBLYINSTALLATIONKIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:KitforTB-1(\IDC-1),TB-2(IDC-2),TB-3(IDC-3),TB-4(IDC-4),TB-5(IDC-5),IDC-16,IDC-17,IDC-18 ItemReference:DefinitizedpriceincludedinLineItem0003 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate130-APR-04128-MAY-04130-JUN-04130-JUL-04116-AUG-04 1Ol-DEC-09122-DEC-09

CONTINUATIONPURCHASECONTRACT:101018REVISION:172Page38of180ITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORP/NDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE IIITRUEMANUFACTURER|00767EA1034-0637-001VHAEO088TPSCLOSEOUTINSTALLATIONKIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:KitforTB-1(IDC-1),TB-2(IDC-2),TB-3(IDC-3),TB-4(IDC-4),TB-5(IDC-5),IDC-16,\]IDC-17,IDC-18 ItemReference:DefinitizedpriceincludedinLineItem0003 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate130-APR-04128-MAY-04130-JUN-04130-JUL-04116-AUG-04 115-JUL-09115-SEP-09

PURCHASECONTRACT:101018REVISION:172Page39of180COUNIINUATIONITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORP/NDESCRIPTION CUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICETRUEMANUFACTURER |00775EA1034-0638-001VHAEO088EMPLACEMENTCOMPONENTSINSTALLATIONKIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:KitforTB-\1(IDC-1),TB-2(IDC-2),TB-3(IDC-3),TB-4(IDC-4),TB-5(IDC-5),IDC-16,IDC-17,IDC-18 ItemReference:DefinitizedpriceincludedinLineItem0003
ItemUnitValue:$00000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate130-APR-04128-MAY-04130-JUN-04130-JUL-04116-AUG-04 015-JOL-05015-OG-05015-SEP-0500781LTVHAP1H03*040CAPABILITIESENHANCEMENT HQ0006-01-C-0001/HQ0006-01-C-001DX-C9$116,715,433.0000$116,715,433.0000675784 ItemNote:“Q“clausesarenotapplicabletothisLineItem.ItemReference:CostCollection ItemUnitValue:$124,630,331.0000ValueCode:APeriodofPerformance:02/04/2003thru07/31/2007 ShipThisItemOnlyTo:SeeAttachmentA120QuantityOrderedScheduledDeliveryDate129-JUL-05

purchasecontract:1010revision:172page40of180CONTINUATION ITEMQUANTITYUMPARTNUMBERPROJECTCCNVENDORP/NDESCRIPTION CUSTOME/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER007910EA1034-3600-001VHAP1H03*040AVIONICSASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:BAMforIDC-6,IDC-7,IDC-8,IDC-9,IDC-IO,IDC-11,IDC-12,IDC-13,IDC-14,IDC-15 ItemReference:DefinitizedpriceincludedinLineItem0078 ItemUnitValue:$0.0000ValueCode:FQuantityOrderedScheduledDeliveryDate116-AUG-04115-SEP-04 115-OCT-04115-NOV-04114-DEC-04114-JAN-05114-FEB-05114-MAR-05115-APR-05116-MAY-05

CONTINUATIONPURCHASECONTRACT:101018REVISION:172Page41of180ITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORP/NDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER00806EA1034-0600-001VHAP1H03*040OBV-VEHICLEASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:BoosterStackforIDC-6,IDC-7,IDC-8,IDC-9,IDC-10,IDC-11,IDC-12,]IDC-13,IDC-14,IDC-15 ItemReference:DefinitizedpriceincludedinLineItem0078 ItemUnitValue:$0.0000ValueCode:fShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate115-SEP-04115-OCT-04115-NOV-04114-DEC-04114-JAN-05 114-FEB-05014-MAR-05015-APR-05016-MAY-05014-JON-05

CONTINUATIONPURCHASECONTRACT:101018REVISION:172PAGE42of180ITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORP/NDESCRIPTION CUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICETRUEMANUFACTURE 008110EA1034-0636-001VHAP1H03*040ORDNANCECLOSEOUTINSTALLATIONKIT HQ0006-01-O0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:KitsforIDC-6,IDC-7,IDC-8,IDC-9,DC-10,IDC-11,IDC-12,IDC-13,IDC-14,IDC-15 ItemReference:DefinitizedpriceincludedinLineItem0078 ItemUnitValue:$0.0000ValueCode:fShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate115-SEP-04115-OCT-04115-NOV-04114-DEC-04114-JAN-05 114-FEB-05114-MAR-05115-APR-05116-MAY-05114-JUN-05

CONTINUATIONPURCHASECONTRACT:101018REVISION:172Page43of180ITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORP/NDESCRIPTIONCUSTOMER/PRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE TRUEMANUFACTURER00825EA1034-0634-001VHAP1H03040SHROUDINSTALLATIONKIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:Kitsforioc-6,ioc-7,IDC-8,ioc-9,idc-io ItemReference:DefinitizedpriceincludedinLineItem0078 ItemUnitValue:$0.0000ValueCode:fShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate115-SEP-04115-OCT-04115-NOV-04114-DEC-04114-JAN-05

CONTINUATIONPURCHASECONTRACT:101018REVISION172Page44of180ITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORP/NDESCRIPTION CUSTOMERPRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICETRUEMANUFACTURER |008310EA1034-0632-001VHAP1H03*040PAMASSEMBLYINSTALLATIONKIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:KitsforIDC-6,IDC-7,IDC-8,IDC-9,IDC-10,IDC-11,IDC-12,IDC-13,IDC-14,IDC-15 ItemReference:DefinitizedpriceincludedinLineItem0078 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate115-SEP-04115-OCT-04115-NOV-04114-DEC-04114-JAN-05 114-FEB-05114-MAR-05115-APR-05116-MAY-05114-JUN-05

CONTINUATIONPURCHASECONTRACT:101018REVISION:172Page45of180ITEMQUANTITYUMPARTNUMBERPROJECTCCN VENDORP/NDESCRIPTIONCUSTOMERPRIMECONTRACTNUMBERPRIORITYRATINGFUNDEDUNITPRICEFUNDEDEXTENDEDPRICE I||TRUEMANUFACTURE008410EA1034-0637-001VHAP1H03*040TPSCLOSEOUTINSTALLATIONKIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000675784 ItemNote:KitsforIDC-6,IDC-7,IDC-8,IDC-9,IDC-10,IDC-11,IDC-12,IDC-13,IDC-14,IDC-15 ItemReference:DefinitizedpriceincludedinLineItem0078 ItemUnitValue:$0.0000ValueCode:FShipThisItemOnlyTo:SeeAttachmentA120 QuantityOrderedScheduledDeliveryDate115-SEP-04115-OCT-04115-NOV-04114-DEC-04114-JAN-05 114-FEB-05114-MAR-05115-APR-05116-MAY-05114-JUN-05

7\ ffffffA/fS f            PURCHASE CONTRACT            PURCHASE CONTRACT: 101018 REVISION: 172 Page 46 of 180 \£j L _mrmfm?wfv** continuation ITEM            QUANTITY            PROJECT CCN FUNDED UNIT PRICE FUNDED EXTENDED UM            PART NUMBER            PRICE VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING TRUE MANUFACTURER 0085 6 EA 1034 0638 001 VHAP1H03*040 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: Kits for IDC 6, IDC 7, IDC 8, IDC 9, IDC 10, IDC 11, IDC 12, IDC 13, IDC 14, IDC 15 Item Reference: Definitized price included in Line Item 0078 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 Quantity Ordered            Scheduled Delivery Date 115 SEP 04 115 OCT 04 115 NOV 04 114 DEC 04 114 JAN 05 114 FEB 05 014 MAR 05 015 APR 05 016 MAY 05 014 JUN 05 0086 1 EA            VHA**10**093 1034 9622 OSC TELEMETRY TEST HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in Line Item 0002.
Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 | Quantity Ordered Scheduled Delivery Date | 1 09 JUL 04

(7\ JfJJffJU’fS” PURCHASE CONTRACT \£j L _*rmv^rfWMr continuation PURCHASE CONTRACT: 101018 REVISION: 172 Page 47 o f 180 ITEM QUANTITY PROJECT CCN FUNDED UNIT PRICE UM FUNDED EXTENDED PART NUMBER VENDOR PIN PRICE DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING TRUE MANUFACTURER 0087 1 EA VHA**10**093 3.9.2 OSC DVT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: “Q” clauses are not applicable to this Line Item. Item Reference: Definitized price included in Line Item 0002. Item Unit Value: $0.0000 Value Code: F Period of Performance: 07/06/2004 thru 08/31/2004 Ship This Item Only To: See Attachment A120 | Quantity Ordered Scheduled Delivery Date | 1 31 AUG 04 0088 1 LT VHACP12**112 OSC CAPABILITY ENHANCEMENTS II PROPOSAL PREPARATIO HQ.0006 01 C 0001/HQ0006 01 C 0001 DX C9 $175,664.0000 $175,664.001 675784 Item Note: “Q” clauses are not applicable to this Line Item. ‘i Item Reference: Cost Collection Item Unit Value: $139,664.0000 Value Code: A Period of Performance: 05/05/2004 thru 09/30/04 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 30 SEP 04

(7\ PURCHASE CONTRACT: 101018 REVISION: 172 Page 48 O f 180 £f£tffA/£f’ : ‘ PURCHASE CONTRACT \/j L _mmm*m?*rwmr CONTINUATION ITEM QUANTITY PROJECT CCN FUNDED UNIT PRICE FUNDED UM PART NUMBER EXTENDED PRICE VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING TRUE MANUFACTURER 0089 I LT VHAC3PO**002 WBS 3.9.2 CAPABILITY ENHANCEMENT II LONG LEAD HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: This Line Item value is reduced to$0 and all costs associated with this Line Item are transferred to Line Item 0102 for definitization of CEII. “Q” clauses are not applicable to this Line Item. Item Reference: This Line Item value is reduced to $0 Item Unit Value: $0.0000 Value Code: E Period of Performance: 06/09/2004 thru 09/30/2004 Ship This Item Only To: See Attachment A120 | Quantity Ordered Scheduled } Delivery Date } | 1 30 SEP 04 0090 8 EA 1034 9606 002 VHA**10**093 YOKE REDESIGN HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: “Q” clauses are not applicable to this Line Item. Item Reference: Definitized $686,502 included in line item 0002 Item Unit Value: $0.0000 Value Code: G Quantity Ordered Scheduled Delivery Date 8 28 FEB 05

r/\ PURCHASE CONTRACT: 101018 REVISION: 172 Page 49 o f 180 fr£7ffA/£r’ PURCHASE CONTRACT ^> ^"^ CONTINUATION | | | ITEM            QUANTITY } PROJECT CCN FUNDED UNIT PRICE { UM } FUNDED EXTENDED PRICE PART NUMBER VENDOR P/N } DESCRIPTION CUSTOMER / PRIME CONTRACT } NUMBER } PRIORITY RATING TRUE MANUFACTURER } | | | 0091 1 LT            VHA**EO**088 HQ0006 01 C 0001/H 675784 OSC SUPPORT AT            ELY $210,118.0000 $210,118.0000 FT. GRE Q0006 01 C 0001 DX C9 Item Note: “Q” clauses are not applicable to this Line Item. Item Unit Value: $210,118.0000 Value Code: h Period of Performance: 09/01/2004 10/08/2004 Ship This Item Only To: See Attachment A120         , FREEFORM SOW            INTEGRATION SUPPORT (6) Rev 00 Quantity Ordered            Scheduled Delivery Date 1 08 OCT 04 0092 1 EA 1034 9700 001 VHA**10**093 ELECTRONIC INTERFACE SIMULATOR HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Reference: Def initized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 Quantity Ordered 1 Scheduled Delivery Date 28 FEB 05

//*\ Jff9ffA/fS’’ PURCHASE CONTRACT \/^ f**"^"**^ CONTINUATION            PURCHASE CONTRACT: 101018 REVISION: 172 Page 50 of 180 | | | ITEM            QUANTITY } PROJECT CCN FUNDED UNIT PRICE FUNDED EXTENDED PRICE { UM } PART NUMBER VENDOR PIN } { DESCRIPTION } CUSTOMER / PRIME CONTRACT } NUMBER } PRIORITY RATING TRUE } MANUFACTURER } | | | 0093 1 LT            VHA**EO**088 OSC SUPPORT AT FORT GREELY            GBI INTEGRATION HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: “Q” clauses are not applicable to this Line Item. Item Reference: Def initized price included in Item 0003 Item Unit Value: $0.0000 Value Code: F Period of Performance: 09/03/04 thru 10/31/2004 Ship This Item Only To: See Attachment A120 FREEFORMSOW            INTEGRATION SUPPORT (4) Rev 00 Quantity Ordered            Scheduled Delivery Date 129 OCT 04 0094 1 EA            P16M 22 116 VHA**10**093 TVC SIMULATOR, STAGE 1 HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: f | Quantity Ordered Scheduled Delivery Date | 1 30 AUG 04 0095 2 EA 1034 0880 001 VHA**10**093 NTE KIT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Reference: Definitized $3,504,766 included in item 0002 Item Unit Value: $0, ,0000 Value Code: G Quantity Ordered Scheduled Delivery Date Original Delivery Date 2 15 MAR 06 15 NOV 05

(7^ £f£Jff/V£5’’ PURCHASE CONTRACT PURCHASE CONTRACT: 1 f)1 fll R REVISION: 177 o™.___SI «« 1 Rfl ITEM            QUANTITY            PROJECT CCN FUNDED UNIT PRICE FUNDED EXTENDED UM            PART NUMBER            PRICE VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING TRUE MANUFACTURER 0096 1 EA            VHA**HO**040 N/A            OSC SUPPORT TO FT. GREELY HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $50,802.0000 $50,802.0000 575784 Item Reference: Not To Exceed $50,802 Item Unit Value: $50,802.0000 Value Code: c Period of Performance: 10/13/2004 thru 11/08/2004 Ship This Item Only To: See Attachment A120 FREEFORM            SOW            INTEGRATION SUPPORT (3) Rev 00 Quantity Ordered            Scheduled Delivery Date 1 08 NOV 04 0097 2 EA 1034 1014 003 VHA**10**093 TPS BOOT ASSEMBLY HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Reference: Def initized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 2 20 OCT 04

(T^&UJE/AMF 1 “cON nNUATION* 01 PURCHASE CONTRACT: 101018 REVISION: 172 p age 52 of 180 ITEM            QUANTITY            PROJECT CCN FUNDED UNIT PRICE FUNDED EXTENDED UM            PART NUMBER            PRICE VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING TRUE MANUFACTURER 0098 2 EA 1034 1014 004 VHA**10**093 TPS BOOT ASSEMBLY HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Reference: Def initized price included in Line Item 0002
Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 Quantity Ordered 2 Scheduled Delivery Date 20 OCT 04 0099 1 EA 1034 9600 002 VHA**10**093 REPAIR PER NC00200609 VLS (VERTICAL LIFTING SLING) HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 Item Reference: Def initzed price included in Line Item 0002 Item Unit Value: $0. .0000 Value Code: F | Quantity Ordered Scheduled } Delivery Date } | 1 10 DEC 04 0100 1 EA VHA**10**093 NO HARDWARE SURV STUDY/WBS 2.6 CLIN 0101 ENGINEER SUPPORT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Reference: Def initized Price included in item 0002 Item Unit Value: $0.0000 Value Code: F Period of Performance: 12/1/2004 02/28/2005 | Quantity Ordered Scheduled } Delivery Date } | 1 28 FEB 05

(7\ PURCHASE CONTRACT: 101018 REVISION: 172 Page 53 O f 180 fffWfjr/i/fS’ PURCHASE CONTRACT /> ^^ CONTINUATION | | | | | ITEM } QUANTITY } PROJECT CCN FUNDED UNIT PRICE } { UM PART NUMBER VENDOR P/N }{ FUNDED EXTENDED PRICE } { . } DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER } { PRIORITY RATING TRUE MANUFACTURER } | | | | | 0101 1 EA OSC EXTENDED DATA VHA**10**093 SO. HQ0006 01 C 0001/HQ0006 01 O0001 675784 REVIEW DX C9 0000 $0.0000 Item Reference: Definitized $5,165,975 include initem 0002 Item Unit Value: $0. ,0000 Value Code: G Period of Performance: 02/2005 06/2006 | Quantity Ordered Scheduled } Delivery Date } | 1 30 JUN 06 0102 0 EA VHAC3PO**002 TACTICAL VEHICLES CE II HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: This item was transferred to new items 0198 thru 0204 Item Unit Value: $0. .0000 Value Code: G Quantity Ordered Scheduled Delivery Date 0 12 JAN 06 0 10 FEB 06 0 10 MAR 06 0 10 APR 06 0 12 APR 06 0 10 MAY 06 0 ll MAY 06 0 09 JUN 06 0 12 JUN 06 0 10 JUL 06

(7\ ftffffJUffS’ PURCHASE CONTRACT /> ^^ CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 54 O f 180 ITEM QUANTITY PROJECT CCN FUNDED UNIT PRICE FUNDED EXTENDED UM PART NUMBER PRICE VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING TRUE MANUFACTURER 0103 1 LT VHAC3PO**002 TACTICAL VEHICLES CE II HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $76,074,129 0000 $76,074,129 0000 675784 Item Reference: Cost Collection item Unit Value: $81, 832, 905.0000 Value Code: A | Quantity Ordered Scheduled } Delivery Date } | 1 12 JAN 06 0104 1 EA VHA**MO**002 SAASM GPS HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $3,750,000.0000 $3,750,000.0000 675784 Item Reference: Definitized $2,513,568 included in item 0104 Item Unit Value: $2,513,568.0000 Value Code: D Period of Performance: 11/09/2004 01/31/2006 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date , 1 03 FEB 05 0105 3 EA OSC TEST CABLES DX C9 $0.0000 VHA**10**093 $0.0000 1034 9578 001 HQ0006 01 C 0001/HQ0006 01 C 0001 675784 Item Reference: Price definitized under line item 0002 Item Unit Value: Value Code: A | Quantity Ordered Scheduled Delivery } Date } | 3 16 MAY 05

(~J\ ftftffJfJU’fS’ PURCHASE CONTRACT (£^_&£JfJJVM7 CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 55 of 180 | | | | | ITEM QUANTITY UM PROJECT CCN FUNDED UNIT PRICE PART NUMBER VENDOR P/N FUNDED EXTENDED PRICE DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING TRUE MANUFACTURER | | | | | 0106 3 EA OSC TEST CABLES DX C9 VHA**10**093 1039 9137 001 $0.0000 HQ0006 01 C 0001/HQ0006 01 C 0001 $0.0000 675784 Item Reference: Price definitized under line item 0002 Item Unit Value: Value Code: A | Quantity Ordered Scheduled } Delivery Date } | 3 15 APR 05 0107 1 EA CE I I LOT 1 VHAC3PO**002 $0.0000 PM&P FAST TRACK EFFORT HARDWARE HQ0006 01 C 0001/HQ0006 01 C 0001 MODIFICATIONS DX C9 675784 $0.0000 Item Reference: Definitized $1,150,327 included in item 0103 Item Unit Value: $1, 150, 327, .0000 Value Code: G Ship This Item Only To: See Attachment A120 See Attachment A120 | Quantity Ordered Scheduled Delivery Date | 1 30 DEC 05 0108 1 EA OSC MIL STD 1901A $0.0000 VHA**10**093 $0.0000 HQ0006 01 C 0001/HQ0006 01 C 0001 COMPLIANCE DX C9 675784 Item Reference: Definitized $97,960 included in line item 0002 Item Unit Value: $0. .0000 Value Code: Period of Performance: 05/01/2005 thru 06/30/2005 | Quantity Ordered Scheduled } Delivery Date } | 1 30 JUN 05

(7^1 PURCHASE CONTRACT: 101018 REVISION: 172 Page 56 of 180 £ftJ£JJV£S’’ PURCHASE CONTRACT ^> ^^ CONTINUATION ITEM QUANTITY PROJECT CCN FUNDED UNIT PRICE UM FUNDED EXTENDED PART NUMBER VENDOR P/N PRICE DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING TRUE MANUFACTURER 0109 1 EA OSC INTEGRATION & $0.0000 VHA**10**093 $0.0000 HSV IIF/GDIIL TESTING SPT DX C9 HQ0006 01 C 0001/HQ0006 01 C 0001 675784 Item Reference: Definitized $2,155,821 included in item 0002 Item Unit Value: $2, 155, 821. .0000 Value Code: Period of Performance: 01/01/2005 thru 09/20/2006 | Quantity Ordered Scheduled } Delivery Date } | 1 20 SEP 06 0110 1 EA VHA**EO**088 GREELY/VAFB LDC INTEGRATION OSC INTEGRATION & TESTING SPT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Reference: Definitized $348,756 included in item 0003 Item Unit Value: $348,756. ,0000 Value Code: Period of Performance: 01/01/2005 thru 09/20/2006 | Quantity Ordered Scheduled } Delivery Date } | 1 20 SEP 06 0111 1 EA OSC INTEGRATION & \ $0.0000 /HA**HO**040 $0.0000 RTS/VAFB LAUNCH SITES TESTING SPT DX C9 HQ0006 01 C 0001/HQ0006 01 C 0001 675784 Item Reference: Definitized $1,095,423 included in item 0078 Item Unit Value: $1, 095, 423. .0000 Value Code: Period of Performance: 01/01/2005 thru 09/20/2006 | Quantity Ordered Scheduled Delivery } Date } | 1 20 SEP 06

(Aj9IT£JJV£?’ PURCHASE CONTRACT PURCHASE CONTRACT: 101018 REVISION: 172 Page 57 of 180 CONTINUATION ITEM QUANTITY PROJECT CCN FUNDED UNIT PRICE FUNDED EXTENDED UM PART NUMBER PRICE VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING TRUE MANUFACTURER 0112 1 EA OSC TPS UPGRADE DX C9 ^ $0.0000 /HA**10**093 $0.0000 SHROUD TPS ENHANCEMENT PROGRAM HQ0006 01 O0001/HQ0006 01 C 0001 675784 SOW: D744 214 75 SOW Rev: B Item Reference: Definitized $5,440,647 included in item 0002 Item Unit Value: $5,440, 647 .0000 Value Code: Period of Performance: 2/17/2005 thru 6/30/2005 | Quantity Ordered Scheduled } Delivery Date } | l 30 JUN 05 0113 1 EA OSC TPS UPGRADE $0.0000 VHA**HO**040 $0.0000 SHROUD TPS ENHANCEMENT PROGRAM CLIN 0401 DX C9 HQ0006 01 C 0001/HQ0006 01 C 0001 675784 SOW: D744 214 75 SOW Rev. New Item Reference: This item has been combined with item 0112 Item Unit Value: $0. ,0000 Value Code: Period of Performance: 2/17/2005 thru 6/30/2005 Quantity Ordered Scheduled Delivery Date 1 30 JUN 05 0114 1 EA VHA**10**093 MRTF TASK 8 OSC SPECIAL INSTRUMENTATION HQ0006 01 C 0001/HQ0006 01 C 0001 ON IFT’S (GILSET 2) DX C9 675784 $0.0000 $0.0000 ouw: ixiKiro owvv i\ev; Item Reference: Definitized price included in item 0002 Item Unit Value: $0. .0000 Value Code: Period of Performance: 6/8/05 thru 9/30/07 | Quantity Ordered Scheduled } Delivery Date } | 1 28 SEP 07

(T^afJfJJVIP* ^CONTINUATION^ PURCHASE CONTRACT: 101018 REVISION: 172 Paae 58 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0115 1 EA VHA**10**093 MRTF TASK 13 OSC GTM NTE & SPECIAL INSTRUMENTATION HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 SOW: MRTF13 SOW Rev: Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 6/8/05 thru 9/30/06 Quantity Ordered Scheduled Delivery Date 1 29 SEP 06 0116 1 EA VHA**10**093 MRTF TASK 16 OSC MIL STD 1540B STUDY (GILSET #6) HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 SOW: MRTF 16 SOW Rev: Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 6/8/05 thru 9/30/06 Quantity Ordered Scheduled Delivery Date 1 29 SEP 06 0117 1 EA VHA**10**093 3.9.2 OSC PALLET TEST HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Reference: Definitized $565,616 included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 10 03 to 6/04 Quantity Ordered Scheduled Delivery Date 1 23 JUN 04

(7^___£r£FJEMf£7’ ''“CONTINUATION* 01 purchase contract: i01018 revision: 172 Page 59 O f 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0118 1 EA VHA**10**093 OSC SHROUD THERMAL SEPARATION TEST (T2 1) HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 SOW: sow T2 1 SOW Rev: Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 6/13/05 thru 9/30/05 Quantity Ordered Scheduled Delivery Date 1 30 SEP 05 0119 1 EA VHA**10**093 OSC CONVERT 14B TO HIFI GTM (T2 5) HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 SOW: sow T2 5 SOW Rev: Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 6/13/05 thru 9/30/06 Quantity Ordered Scheduled Delivery Date 1 29 SEP 06 0120 1 EA VHA**10**093 OBV SIMULATOR FIDELITY UPGRADE (NAV SETS) HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 SOW: sow T2 51 SOW Rev: Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 6/14/05 thru 9/30/06 Quantity Ordered Scheduled Delivery Date 1 29 SEP 06

(rt/9MJEiMtF ™N?INU™or CT PURCHASE CONTRACT: 101018 REVISION: 172 Pag e 60 O f 180 ITEM            QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING            FUNDED UNIT PRICE            FUNDED EXTENDED PRICE TRUE MANUFACTURER 0121 1 EA            VHA**10**093 BIT AND ABORT SOFTWARE STUDY UPDATE RQRD DOCS HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784
SOW: SOW T2 52 SOW Rev: Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 6/14/05 thru 9/30/06 Quantity Ordered            Scheduled Delivery Date 1 29 SEP 06 0122 1 EA            VHA**10**093 OBV 3 MACH SWAP (DUAL FET MOD) HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784
SOW: SOW T2 54 SOW Rev: Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 6/14/05 thru 9/30/06 Quantity Ordered Scheduled Delivery Date 1 29 SEP 06 0123 1 EA VHA**10**093 FIELD SITE MOTOR INSPECTIONS HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 SOW: sow T2 55 SOW Rev: Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 6/14/05 thru 9/30/06 Quantity Ordered Scheduled Delivery Date 1 29 SEP 06

BOEING PURCHASE CONTRACT PURCHASE CONTRACT: 101018 REVISION: 172 Page 61 of 180 CONTINUATION ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0124 1 EA VHA**10**093 OSC-CR125 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: SOWCR125 SOW Rev: Item Reference: Definitized $508,526 included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 7/05 thru 6/06 Quantity Ordered Scheduled Delivery Date 123-JUN-06 0125 1 EA VHA**10**093 T3-4 RQMTS, TEST PLANNING AND PROCEDURES MODS HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: T3-4) SOW Rev: New Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 7/1/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 24-JUN-05 0126 1 EA VHA**10**093 T3-9 OBV MIL-STD 1540 DELTA QUALIFICATION HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: T3-9) SOW Rev: New Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 7/1/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 24-JUN-05

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 62 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0127 1 EA VHA**10**093 T3-12 SIMULATION UPGRADES HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: T3-12) SOW Rev: New Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 7/1/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 24-JUN-05 0128 1 EA VHA**10**093 T3-15 MOTOR STATIC FIRE HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: T3-15) SOW Rev: New Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 7/1/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 24-JUN-05 0129 1 EA VHA**10**093 T3-20 GT-1 USING GTM-5 AT RTS HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: T3-20) SOW Rev: New Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 7/1/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 24-JUN-05

BOEING PURCHASE CONTRACT PURCHASE CONTRACT: 101018 REVISION: 172 Page 63 of 180 CONTINUATION . ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I TRUE MANUFACTURER | 0130 1 EA VHA**10**093 T3-22 GT-2 USING GTM-5 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: T3-22) SOW Rev: New Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 7/1/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 24-JUN-05 0131 1 EA VHA**10**093 T3-23 FT-2 FROM VAFB HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: T3-23) SOW Rev: New Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 7/1/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 124-JUN-05 0132 1 EA VHAP1H03*040 OSC MRTF T3-17 GTM NEED FOR VAFB HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: T3-17) SOW Rev: New Item Reference: Definitized price included in item 0078 Item Unit Value: $0.0000 Value Code: Period of Performance: 7/1/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 24-JUN-05

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 64 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I || TRUE MANUFACTURER | 0133 1 EA VHAP1H03*040 OSC MRTF T3-18-GTM-4 (INERT MOTORS) FOR GDIL HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: T3-18) SOW Rev: New Item Reference: Definitized price included in item 0078 Item Unit Value: $0.0000 Value Code: Period of Performance: 7/1/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 24-JUN-05 0134 1 EA VHA**10**093 PHASE 1 OSC PATHFINDER HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: path1 SOW Rev: New Item Reference: Definitized $100,625 included in item 0002 Item Unit Value: $100,625.0000 Value Code: Period of Performance: 7/1/05 — 9/20/05 Quantity Ordered Scheduled Delivery Date 1 24-JUN-05 0135 1 EA VHA**10**093 PHASE 2 OSC — PATHFINDER PHASE HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: PATH2 SOW Rev: New Item Reference: Definitized price included in item 0134 Item Unit Value: $0.0000 Value Code: Period of Performance: 7/15/05 -9/30/05 Quantity Ordered Scheduled Delivery Date 1 08-JUL-05

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 65 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0136 1 EA VHA**10**093 OSC STEP CLAM TEST HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: D744-214-75 SOW Rev: A Item Reference: This item has been combined with item 0112 Item Unit Value: $0.0000 Value Code: Period of Performance: 7/15/05 — 12/01/05 Quantity Ordered Scheduled Delivery Date 1 08-JUL-05 0137 1 EA VHA**13**070 OSC SAFE & ARM DEVICES (PACSCI) HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Undef initized $120,000 included in item 0137 Item Unit Value: $120,000.0000 Value Code: A Period of Performance: 7/15/05 — 10/31/05 Quantity Ordered Scheduled Delivery Date 1 08-JUL-05

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 66 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I TRUE MANUFACTURER | 0138 1 EA VHA**10**093 OSC TVC HYDRAULIC HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: Seller shall provide onsite support, labor and parts associated with the Repair/Rework to the LDC-9 TVC hydraulic leak at Ft. Greely as documented in NCR # 00202929. Item Reference: Definitized $254,360 included in item 0002 Item Unit Value: $254,360.0000 Value Code: Period of Performance: 6/30/05 — 9/30/05 Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 23-JUN-05 0139 1 EA VHAP1H03*040 1034-0634-002 OSC- CAPABILITY ENHANCEMENT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: Kit for IDC-11 Item Reference: Definitized price included in item 0078 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 , Quantity Ordered Scheduled Delivery Date 1 14-OCT-05

BOEING PRUCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 67 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0140 1 EA VHA**10**093 CORK REPAIR AT FT. GREELY LDC 1, 2 AND 6 CLIN0101 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: Repair LDC 1, 2 & 6 per NCs 202696, 202728 and 202782 Item Reference: Definitized $93,057 included in item 0002 Item Unit Value: $93,057.0000 Value Code: Period of Performance: 8/29/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 22-AUG-05 0141 1 EA VHA**10**093 PRE-STEP RAIN EROSION TESTING HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $57,490 included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 8/29/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 22-AUG-05 0142 1 EA VHA**10**093 DGT REPAIR HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $10,993 included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 9/15/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 08-SEP-05

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 68 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I II TRUE MANUFACTURER | 0143 11 EA VHA**13**199 GMD GBI PROCUREMENT OF NON-SAASM SIGI?S HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $694,327 included in item 0143 Item Unit Value: $694,327.0000 Value Code: Period of Performance: 9/16/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 11 09-SEP-05 0144 1 EA VHA**10**093 T4-28 GDIL TESTING USING GTM-4 OSC MRTF T4 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: T4-28 SOW Rev: New Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 8/29/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 22-AUG-05 0145 1 EA VHA**10**093 T4-33 GTM-2 AT FGA OSC MRTF T4 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: T4-33 SOW Rev: New Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 8/29/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 29-AUG-05

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 69 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I II TRUE MANUFACTURER | 0146 1 EA VHA**10**093 T4-34 NTE FOR GDIL OSC MRTF T4 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: T4-34 SOW Rev: New Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 8/29/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 129-AUG-05 0147 1 EA VHA**10**093 OSC-MRTF T3 GTM INERT MOTOR REQUIREMENT CHANGE HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: Procurement of inert S/As, frangible rail set and frangible joints. Also includes additional charge to convert flight motors to inert. Applies to GTM-2 and GTM-3. Item Reference: Undefinitized $560,000 included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 8/4/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 28-JUL-05 0148 1 EA VHA**10**093 OSC CORP-LDC THREAT IMPLEMENTATION (ECP 168) HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: LDCSOW SOW Rev: New Item Reference: Definitized $142,838 included in item 0002 Item Unit Value: $142,838.0000 Value Code: Period of Performance: 7/1/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 24-JUN-05

BOEING PURCHASE CONTRACT CONTINUATION CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 70 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE | || TRUE MANUFACTURER | 0149 1 EA VHA**10**093 OSC PM&P PIND INITIAL AUTHORIZATION HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: PM&P/PIND SOW Rev: New Item Reference: Definitized $100,000 included in item 0002 Item Unit Value: $100,000.0000 Value Code: Period of Performance: 6/28/05 — 10/31/05 Quantity Ordered Scheduled Delivery Date 1 21-JUN-05 0150 1 EA VHA**10**093 ECU VOLTAGE TESTING HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: Perform additional testing and gather test data in the current GMD silo configuration with power supply voltage increases to 80V. Evaluate data and provide assessment of increased voltage. Tests will be performed at 40V, 50V, 60V, 70V and 80V. Item Reference: Definitized $8,932 included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 9/6/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 30-AUG-05

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 71 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I II TRUE MANUFACTURER | 0151 1 EA VHAP1H03*040 MRTF ? GSE FOR GTM 4 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: Add to MRTF Task T3-18 for GTM-4: One (1) set of Vehicle support Chocks required for permanent storage of the vehicle. Chocks (1 set) — P/N 83344J00727 (2), 83344J00728 (1) and 83344J00729 (1). Item Reference: Undefinitized $35,459 included in item 0078 Item Unit Value: $0.0000 Value Code: Period of Performance: 9/19/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 12-SEP-05 0152 1 EA VHA**10**093 MRTF ? GSE FOR GTM 2, 3 & 5 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: GSEGTM235 SOW Rev: New Item Reference: Undefinitized $256,452 included in item 0002 Item Unit Value: $0.0000 Value Code: Period of Performance: 9/19/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 12-SEP-05 0153 1 LT VHA**10**093 LONG LEAD MATERIAL 4 OBVS HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: This Line Item is superseded by Line Items 0158 through 0164 for the Boosters, BAMs and kits required for the four IFTs of CE2 Lot 2. Item Reference: Line Item superseded Item Unit Value: $0.0000 Value Code: Period of Performance: 11/17/05 — 5/01/06 Quantity Ordered Scheduled Delivery Date 1 01-MAY-06

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 72 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE | || TRUE MANUFACTURER | 0154 1 EA VHA**12**385 CRS-125 TEST EQUIPMENT REPAIR HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: This test rack is used in the qualification and acceptance testing of the CR-125’s for both the OBV’s and BV+’s. This requires the return of the test rack back to full up condition with repairs to the signal generator and power supply and replaces the printer. Item Reference: Definitized $13,500 included in item 0002 Item Unit Value: $13,500.0000 ValueCode: Period of Performance: 01/15/2006 — 02/15/2006 Quantity Ordered Scheduled Delivery Date 1 10-OCT-05 0155 1 EA VHA**10**093 SHROUD TEST FOR 6 DOF HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: Perform Shroud Test for 6 Degrees of Freedom Item Reference: Definitized $600,000 included in item 0002 Item Unit Value: $0.0000 ValueCode: Period of Performance: 10/5/05 — 9/30/07 Quantity Ordered Scheduled Delivery Date 1 28-SEP-05 0156 1 EA VHA**10**093 GTM ACCELERATION — REPLAN HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: OBV Producti SOW Rev: 7/1/04 Item Reference: Definitized $2,449,423 included in item 0002 Item Unit Value: $2,449,423.0000 ValueCode: Period of Performance: 7/3/2004 — 2/28/2006 Quantity Ordered Scheduled Delivery Date 1 28-FEB-06

BOEING PURCHASE CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 73 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I ............................... [I TRUE MANUFACTURER 0157 1 EA 1034-3100-004-VEO-3674 VHA**10**093 BOOSTER AVIONICS MODULE (BAM) HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: FT2 Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 30-MAR-06 0158 2 EA 1034-0100-003 VHA**10**093 OSC BOOSTER STACK HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV35, OBV36 Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 02-FEB-09 1 28-SEP-09

BOEING PURCHASE CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 74 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0159 0 EA 1034-3800-001 VHA**10**093 BOOSTER AVIONICS MODULE (BAM) HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: F Quantity Ordered Scheduled Delivery Date 0Ol-MAY-07 0160 0 EA 1034-0632-001 VHA**10**093 1034-0632-001 PAM ASSEMBLY INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date 030-JUL-07 0161 0 EA 1034-0636-001 VHA**10**093 1034-0636-001 ORDNANCE CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date 0 Ol-MAY-07

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 75 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I TRUE MANUFACTURER | 0162 2 EA 1034-0637-001 VHA**10**093 1034-0637-001 TPS CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV34, OBV37 Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000 Value Code: f Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date 103-JUL-07 130-JUL-07 0163 0 EA 1034-0038-005 VHA**10**093 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date 0 Ol-MAY-07

BOEING PURCHASE CONTRACTCONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 76 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I || TRUE MANUFACTURER | 0164 0 EA 1034-0634-002 VHA**10**093 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 0 Ol-MAY-07 0165 1 EA VHA**WO**001 CE2 LOT 2 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $134,736,707.0000 $134,736,707.0000 675784 Item Note: “Q” clauses are not applicable to this Line Item. Item Reference: Cost collection item for CE2 Lot 2 LDCs clin 0411 Item Unit Value: $134,736,707.2100 Value Code: F Quantity Ordered Scheduled Delivery Date — 1 Ol-MAY-07 0166 0 EA 1034-0600-001 VHA**WO**001 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 0 Ol-JUL-09

BOEING PURCHASE CONTRACT CONTINUATIONT PURCHASE CONTRACT: 101018 REVISION: 172 Page 77 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I || TRUE MANUFACTURER | 0167 0 EA 1034-3600-001 VHA**WO**001 AVIONICS ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Def initized price included in item 0165 Item Unit Value: $0.0000 Value Code: F Quantity Ordered Scheduled Delivery Date — 004-JAN-08 0168 0 EA 1034-0632-001’ VHA**WO**001 PAM ASSEMBLY INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 014-AUG-07 0169 0 EA 1034-0634-002 VHA**WO**001 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date Original Delivery Date —— — 0 10-JAN-08 07-JAN-08

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 78 of 180 CONTINUATION ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE [I TRUE MANUFACTURER | 0170 0 EA 1034-0636-001 VHA**WO**001 ORDNANCE CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 007-JAN-08 0171 8 EA 1034-0637-001 VHA**WO**001 TPS CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV38 thru 40 and 43 thru OBV47 Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 1 30-AUG-07 1 17-DEC-07 1 08-FEB-08 0 02-JAN-09 0 19-JAN-09 1 16-FEB-09 1 03-MAR-09 1 05-MAR-09 1 Ol-MAY-09 1 Ol-JUL-09

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 79 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE | II TRUE MANUFACTURER | 0172 0 EA 1034-0638-001 VHA**WO**001 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 0 03-JAN-08 0173 1 EA VHA**WO**001 PSE EQUIPMENT PROCUREMENT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code: F Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date — 125-MAR-08 0174 1 EA 1034-0038-005 VHA**10**093 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: FT2 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 1 17-APR-06

BOEING PURCHASE CONTRACT CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION 172 Page 80 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0175 1 EA VHAP1H03*040 OBV-12 (LDC-7) CORK DAMAGE REPAIR HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: Repair OBV12 (LDC7) per Nonconformance Record No. 00202102 Item Reference: Definitized price included in item 0078 Item Unit Value: $55,901.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 1 23-DEC-05 0176 1 EA 1034-0100-003 VHA**10**093 OSC BOOSTER STACK HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 Item Note: FT-2 Quantity Ordered Scheduled Delivery Date Original Delivery Date —— — 1 03-APR-06 20-MAR-06 0177 3 EA 1034-9606-004 VHA**10**093 YOKE REDESIGN HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date Original Delivery Date —— — 2 17-APR-06 1 30-MAY-06 08-JUN-06

BOEING PURCHASE CONTRACT CONTINUATION* PURCHASE CONTRACT: 101018 REVISION: 172 Page 81 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER I PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0178 3 EA 1034-9681-003 VHA**10**093 CARRIAGE ADAPTER HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 117-APR-06 108-JUN-06 130-JUN-06 0179 12 EA 1034-9690-006 VHA**10**093 RACEWAY BRIDGE HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 4 17-APR-06 4 08-JUN-06 4 30-JUN-06

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 82 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE | || TRUE MANUFACTURER | 0180 16 EA 1034-9604-003 VHA**10**093 SHOULDER BOLTS HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 417-APR-06 208-JUN-06 230-JUN-06 822-DEC-09 0181 12 EA 1034-9604-004 VHA**10**093 SHOULDER BOLTS HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 12 17-APR-06

BOEING PURCHASE CONTRACT PURCHASE CONTRACT: 101018 REVISION: 172 Paqe 83 of 180 CONTINUATION ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I [I TRUE MANUFACTURER | 0182 0 EA 1034-0638-002 VHA**10**093 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV25, 26 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 017-APR-06 0183 0 EA 1034-0600-004 VHA**10**093 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 0 17-JUL-07 0 04-APR-08

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 84 Of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I I) TRUE MANUFACTURER | 0184 2 EA 1034-0638-002 VHA**EO**088 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV21 thru 23 Item Reference: Definitized price included in item 0003 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 222-DEC-09 0185 2 EA 1034-0600-004 VHA**EO**088 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV21 thru 23 Item Reference: Definitized price included in item 0003 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 i Quantity Ordered Scheduled Delivery Date — 2 17-APR-06

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 85 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER /PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0186 1 EA 1034-0600-002 VHAP1H03*040 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV17 Item Reference: Definitized price included in item 0078 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 1 17-APR-06 0187 4 EA 1034-0638-002 VHAP1H03*040 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV17 thru 20 Item Reference: Definitized price included in item 0078 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 4 17-APR-06

BOEING PURCHASE CONTRACT CONTINUATION purchase contract: 101018 revision: 172 Page 86 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I II TRUE MANUFACTURER | 0188 3 EA 1034-0600-004 VHAP1H03*040 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV18 thru 20 Item Reference: Def initized price included in item 0078 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 317-APR-06 0189 0 EA 1034-0600-001 VHA**WO**001 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Def initized price included in item 0165 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 0 03-NOV-09

BOEING PURCHSE CONTRACT continuation purchase contract: 101018 revision: 172 page 87 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE | || TRUE MANUFACTURER | 0190 0 EA 1034-3600-001 VHA**WO**001 AVIONICS ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: htsvl The Boeing Company P.O. Box 240002 499 Boeing Boulevard Huntsville , AL 35824 Quantity Ordered Scheduled Delivery Date — 003-AUG-09 0191 0 EA 1034-0632-001 VHA**WO**001 PAM ASSEMBLY INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 i Quantity Ordered Scheduled Delivery Date — 0 03-AUG-09

BOEING PURCHASE CONTRACT ONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 page 88 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I [I TRUE MANUFACTURER | 0192 0 Eh 1034-0634-002 VHA**WO**001 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Def initized price included in item 0165 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 003-AUG-09 0193 0 EA 1034-0636-001 VHA**WO**001 ORDNANCE CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Def initized price included in item 0165 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 0 03-AUG-09

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 89 of 180 ITEM QUANTITY UNI PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I II TRUE MANUFACTURER | 0194 4 EA 1034-0637-001 VHA**WO**001 TPS CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV48 thru OBV51 Item Reference: Def initized price included in item 0165 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 t Quantity Ordered Scheduled Delivery Date — 103-AUG-09 1Ol-SEP-09 1Ol-OCT-09 103-NOV-09 0195 0 EA 1034-0638-001 VHA**WO**001 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date — 0 03-AUG-09

PURCONTINU™STCT PURCHASE CONTRACT: 101018 REVISION: 172 Page 90 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0196 0 EA 1034-0634-003 VHA**EO**088 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0003 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date 0 19-MAY-06 014-JUL-06 0197 4 EA 1034-0634-003 VHAP1H03*040 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV 17-20 Item Reference: Definitized price included in item 0078 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 r Quantity Ordered Scheduled Delivery Date Original Delivery Date 1 16-JUN-06 Ol-JUN-06 1 14-JUL-06 1 1 08-SEP-06

(7\j&£F£f/V£r’ ^CONTINUATION* 07 PURCHASE CONTRACT: 101018 REVISION: 172 Page 91 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I I TRUE MANUFACTURER 0198 0EA 1034-0600-004VHAC3PO**002 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Def initized price included in item 0103 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Please return the original copy signed with yourQuantity Ordered Scheduled Delivery Date 030-AUG-07 01991EA 1034-3600-001VHAC3P0**002 AVIONICS ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 • Item Note: OBV33 Item Reference: Def initized price included in item 0103 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 117-NOV-06 02005EA 1034-0632-001VHAC3PO**002 PAM ASSEMBLY INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV 28-32 Item Reference: Def initized price included in item 0103 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 522-DEC-09

CQ_JEP£7£’J’A/£r’^CONTINUATION^PURCHASE CONTRACT: 101018REVISION:172Page 92 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 02010EA 1034-0634-002VHAC3P0**002 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized price included in item 0103 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date 017-NOV-06 02020EA 1034-0636-001VHAC3P0**002 ORDNANCE CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized price included in item 0103 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date 017-NOV-06

Q^BMFMFfJVMr*“CONTINUATION^ 01 PURCHASE CONTRACT: 101018REVISION:172Page 93 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER /PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 02034EA 1034-0637-001VHAC3P0**002 TPS CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: obv 28 & 30- 32. Item Reference: Definitized price included in item 0103 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date 422-DEC-09 02044EA 1034-0638-002VHAC3P0**002 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: obv 28, 30,31, 32 Item Reference: Definitized price included in item 0103 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 See Attachment A120 Quantity Ordered Scheduled Delivery Date 422-DEC-09 02051LTVHA**10**093 OSC RAYON NOZZLE QUAL TESTING HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized $4,438,947 included in Item 0002 Item Unit Value: $4,438,947.0000Value Code: Quantity Ordered Scheduled Delivery Date 102-OCT-06

(7^JSHFJEIAf£f’^CONTINUATION* 07 PURCHASE CONTRACT: 101018REVISION:172Page 94 of 180 ITEMQUANTITYUNIPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 02061EA 1034-0100-005VHA**10**093 OSC BOOSTER STACK HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: obv 4 Item Reference: Def initized Price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1ll-MAY-06 02071EA 1034-0086-002VHA**10**093 ORDNANCE CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: obv 4 Item Reference: Definitized price included in line item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 110-MAY-06

(T^jEHFJEjFAfC’^CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172Page 95 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I1 1 TRUE MANUFACTURER _| 02082EA 1034-0084-004VHA**10**093 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: obv 4, obv 5 Item Reference: Def initized price included in line item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 210-MAY-06 02091EA 1034-0037-003VHA**10**093 TPS CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: obv 4 Item Reference: Definitized price included in line item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 110-MAY-06

(7j L Jlf£F£fAf£r*^CONTINUATION* 07 PURCHASE CONTRACT: 101018REVISION:172p a g e 96 of 180 ITEMQUANTITYUNIPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 02101EA 1034-0082-004VHA**10**093 PAM ASSEMBLY INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV 5 Item Reference: Def initized price included in line item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 110-MAY-06 02110EA 1034-0634-002VHA**10**093 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Def initized price included in line item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 018-SEP-06

(T^SFtF^JAfi?’^CONTINUATION^ 7 PURCHASE CONTRACT: 101018REVISION:172p age 97 0 f 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE 1 1 TRUE MANUFACTURER 02120EA 1034-0800-002VHA**10**093 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675748 Item Note: ft-3 Item Reference: Definitized price included in line item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 r Quantity Ordered Scheduled Delivery Date 024-JUL-06 02130EA 1034-0086-002VHA**10**093 ORDNANCE CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: FT-3 Item Reference: Definitized price included in line item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 024-AUG-06

(7jL_00dEWJV£r*^CONTINUATION^PURCHASE CONTRACT: 101018REVISION:172Page 98 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 02140EA 1034-0084-004VHA**10**093 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: ft-3 Item Reference: Def initized price included in line item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 024-AUG-06 02150EA 1034-0037-003VHA**10**093 TPS CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Def initized price included in line item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 024-AUG-06

(jQJEFIFJEFAflr’’^“CONTINUATION^ 07 PURCHASE CONTRACT: 101018REVISION:172Page 99 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I| TRUE MANUFACTURER 02160EA 1034-0082-004VHA**10**093 PAM ASSEMBLY INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Def initized price included in line item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 024-AUG-06 02170EA 1034-0038-004VHA**10**093 EMPLACEMENT COMPONENTS INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Def initized price included in line item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 024-AUG-06 02181EA 1034-3800-001VHA**10**093 BOOSTER AVIONICS MODULE (BAM) HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: ft-3 Item Reference: Def initized price included in line item 0002 Item Unit Value: $0.0000ValueCode: Quantity Ordered Scheduled Delivery Date 124-AUG-06

Q\jEP£9£WJV£r’’ PUR C0NTINUATION ACT PURCHASE CONTRACT: 101018REVISION:172Page 100 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 02192EAVHA**10**093 1034-9291-002CABLE ASSY, W9291 SIGI INJECTION HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: QA clause Q073 is not applicable to this item and is deleted Item Reference: Definitized price included in line item 0002 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 231-JUL-06 02202EAVHA**10**093 1034-9031-003CONSOLE ASSEMBLY NAVIGATOR SIMULATOR HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: QA clause Q073 is not applicable to this item and is deleted Item Reference: Definitized price included in line item 0002 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 224-MAY-06 02211EA 1034-0086-003VHA**10**093 ORDNANCE CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: obv- 5 Item Reference: Definitized price included in line item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 122-JUN-06

CQJBF£F£ r fAf£r’’^CONTINUATION^PURCHASE CONTRACT: 101018REVISION:172Page 101 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I1 1 TRUE MANUFACTURER 02221EAVHAC3P0**002 PROGRAM REALIGNMENT — ECP 265 HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: Schedule impact (stretch) to CE2 Lot 1 caused by ECP 265/271/282 Realignment Item Reference: Undefinitized $3,978,727 included in item 0103 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 124-DEC-08 02231EA 1034-3600-003VHA**E0**088 AVIONICS ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV21 & OBV22 Item Reference: Def initized price included in item 0003 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 110-AUG-06

(7j L _&0£WA/£r’’^“CONTINUATION*“PURCHASE CONTRACT: 101018REVISION:172Page 102 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE || TRUE MANUFACTURER 02241EA 1034-0600-004-VEO-3977VHA**10**093 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV24 Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 110-AUG-06 02251EA 1034-9606-004VHA**10**093 YOKE REDESIGN HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 110-AUG-06

(7SJB£9JEJFAf£r*“CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172p age 103 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 02261EAVHA**10**093 OBJECTIVE CREDIT PROPOSAL HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized -$21,435,472 included in item 0002 Item Unit Value: -$21,435,472.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 110-AUG-06 02271EAVHA**10**093 IFT 13C PATHFINDER HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized $119,639 included in item 0002 Item Unit Value: $119,639.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1Ol-DEC-06 02281EAVHA**10**093 GTM TESTING AT GDIL HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized $114,204 included in item 0002 Item Unit Value: $114,204.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1Ol-DEC-06

(f^JBf£9JEWAf£r’’“CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172Page 104 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I| TRUE MANUFACTURER \| 02291EAVHA**10**093 10 MB HARDLINE TELEMETRY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Defitized $377,666 included in item 0002 Item Unit Value: $377,666.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 101-DEC-06 02301EAVHA**10**093 PMSP PHASE 1 HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized $1,307,924 included in item 0002 Item Unit Value: $1,307,924.0000ValueCode: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 101-DEC-06 02311EAVHA**10**093 HERITAGE CLASS 3 ACTION ITEMS HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized $228,755 included in item 0002 Item Unit Value: $228,755.0000ValueCode: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1Ol-DEC-06

Q\B£W£fAf£r*’’“CONTINUATION* 07 PURCHASE CONTRACT: 101018REVISION:172Page 105 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I| TRUE MANUFACTURER 02321EA 1034-0037-003VHA**10**093 TPS CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV5 Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 114-AUG-06 02330EA 1034-3800-003VHA**10**093 BOOSTER AVIONICS MODULE (BAM) HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 018-SEP-06 02341EA 1034-0836-001VHA**10**093 ORDNANCE CLOSEOUT INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV23/FT3 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1Ol-DEC-06

(7\£f£7JErfAf£?’ PUR ,SJ™^M?-IlnS ACT PURCHASE CONTRACT: 101018REVISION:172Page 106 of 180 x_^""—CONTINUATION 3 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE |I I TRUE MANUFACTURER 02351EA 1034-0834-001VHA**10**093 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV23/FT3 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 101-DEC-06 02361EAVHA**10**093 SILO OPERATIONS (MISSILE FIELD 1 TO 3) HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized $125,746 included in item 0002 Item Unit Value: $125,746.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 118-SEP-06

(7S£7£F£Mf£r*’’"'CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172Page 107 of 180 ITEMQUANTITYUNIPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER /PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 02371EAVHA**10**093 INSENSITIVE MUNITIONS TESTS — ECP275 HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized $152,621 included in item 0002 Item Unit Value: $152,621.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 118-SEP-06 02381EA 1034-0800-001VHA**10**093 OBV -r VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: FT3/OBV23 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 129-SEP-06

(7\jSf£FJFJ r Af£f’’ PUR CONTINUATION ACT PURCHASE CONTRACT: 101018REVISION:172Page 108 of 180 ITEMQUANTITYUNIPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 02391’EA 1034-0800-001-VEO-6578VHA**10**093 OBV — VEHICLE ASSEMBLY (W/ INERT MOTORS) HQ0006-01-C-0001/HQ0006-01-C-0001’DX-C9$0.0000$0.0000 675784 Item Note: OBV27 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 129-SEP-06 02401EA 1034-3600-004VHA**10**093 AVIONICS ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV24 Item Reference: Definitized price included in item 0003 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 129-SEP-06 02411EA 1034-3600-004VHA**E0**088 AVIONICS ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV22 Item Reference: Definitized price included in item 0003 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 129-SEP-06

(/QjBtlMrjr/Vi?’’^CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172 Pag e 109 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I TRUE MANUFACTURER 02421EA 1034-0600-004-VEO-4876VHAC3P0**002 OBV — VEHICLE ASSEMBLY (W/INERT MOTORS) HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: GTM4/OBV29 Item Reference: Definitized price included in item 0103 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 129-SEP-06 02430EA 1034-0834-001VHA**10**093 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: FT4 (OBV26) and GTM3 (OBV27) . GTM3 Shroud Kit to be used for GBI Field Refurbishment. Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 017-JUL-07

(JQJEFMFEWJVijr* PUR cONTINUATION ACT PURCHASE CONTRACT: 101018REVISION:172Page 110 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE | [ TRUE MANUFACTURER 02441EAVHA**10**093 FLIGHT TERMINATION SYSTEMS CHANGE ECP 321 HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 SOW: SOWFREQSOW Rev: Item Reference: Definitized $256,009 included in item 0002 Item Unit Value: $256,009.0000Value Code: Quantity Ordered Scheduled Delivery Date 128-FEB-07 02451EAVHA**10**093 DGT QUALIFICATION TESTING HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 SOW: n/aSOW Rev: Item Reference: Definitized $1,073,856 included in item 0002 Item Unit Value: $1,073,856.0000Value Code: Quantity Ordered Scheduled Delivery Date 129-SEP-06 02461EAVHA**10**093 GBI REFURBISHMENT ECP 313 HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 SOW: sowgbirSOW Rev: Item Reference: Definitized $25,698,304 included in item 0002 Item Unit Value: $25,698,304.0000Value Code: Period of Performance: 6/16/06 thru 2/28/07 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 128-FEB-07

(7\j&£F£WAf£r*^“CONTINUATION* 07 PURCHASE CONTRACT: 101018REVISION:172Page 111 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 02471EA 1034-0832-001VHA**E0**088 PAM ASSEMBLY INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV23 (FT3) Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 102-OCT-06 02481EAVHA**10**093 PROPOSAL PREP FOR ECP 271: CY 2008 HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Undefinitized $1,506,200 included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 124-OCT-06

(f^JBtiFJEFJFJVMr’^CONTINUATION^PURCHASE CONTRACT: 101018REVISION:172Page 112 of 180 ITEMQUANTITYUNIPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 02491EAVHA**10**093 CR-125 QUALIFICATION HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized $911,501 included in item 0002 Item Unit Value: $911,501.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 124-OCT-06 02505EA 1034-0837-001VHA**10**093 TPS CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV23, 25, 26, 35, 36 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 117-OCT-06 131-OCT-07 110-SEP-08 102-FEB-09 101-JUL-09

(?\Mf£F&JAf£r’^CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172Page 113 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I1 1 TRUE MANUFACTURER 02515EA 1034-0838-001VHA**10**093 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV23, 25, 26, 35, 36 Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 123-AUG-07 131-OCT-07 10-SEP-08 22-DEC-09 02522EA 1034-0832-001VHA**10**093 PAM ASSEMBLY INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV35, 36 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 023-AUG-07 010-SEP-08 222-DEC-09

Qj^pHF^IAflf’^CONTINUATION^ 01 PURCHASE CONTRACT: 101018REVISION:172Page 114 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I| TRUE MANUFACTURER 02531EA 1034-0634-004VHA**E0**088 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV22 Item Reference: Def initized price included in item 0003 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 122-DEC-09 02540EA 1034-0834-001VHA**10**093 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 014-MAY-08

(7j^JBt£!FJErf/V£r’’“CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172page 115 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 02551EA 1034-0634-004VHA**10**093 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV24 (GTM-2G) Shroud Kit to be used for GBI Field Refurbishment. Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 115-NOV-06 02566EA 1034-0634-004VHAC3P0**002 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV28 thru 33. OBV29 & 33 Shroud Kits to be diverted to GBI Field Refurbishment. Item Reference: Definitized price included in item 0103 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 622-DEC-09

(7j^_£f£F£WAf£jr*^“CONTINUATION* 07 PURCHASE CONTRACT: 101018REVISION:172Page 116 of 180 ITEMQUANTITYUN!PART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I TRUE MANUFACTURER 02570EA 1034-0634-004VHA**W0**001 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Undefinitize’d price Included in item 0165 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 015-OCT-08 02580EA 1034-0636-002VHA**10**093 ORDNANCE KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 001-JUN-09

(7j^JBr£9JErfAf£?’’ PUR CwflNUATION ACT PURCHASE CONTRACT: 101018REVISION:172p age 117 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 02592EA 1034-0836-001VHA**10**093 ORDNANCE CLOSEOUT INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV35, 36 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 102-FEB-09 114-MAY-09 02602EA 1034-0636-002VHA**E0**088 ORDNANCE KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV21, 22 Item Reference: Definitized price included in item 0003 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 222-DEC-09

(jQ_JW£FJEMf£r*“CONTINUATION* 07 PURCHASE CONTRACT: 101018REVISION:172p age 118 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I1 1 TRUE MANUFACTURER 02612EA 1034-0636-002VHAC3P0**002 ORDNANCE KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: LDC21, 22 Item Reference: Definitized price included in item 0103 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 2ll-JUN-07 02620EA 1034-0636-002VHA**W0**001 ORDNANCE KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Ondefinitized price included in item 0165 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 012-NOV-09 02634EAVHA**10**093 83364J00038-001CHOCKS — PART NUMBER IDENTIFICATION HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 428-FEB-07

(f^tfOM-JFAfjEr* PUR CONTINUATION ACT PURCHASE CONTRACT: 101018REVISION:172Page 119 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I| TRUE MANUFACTURER 02641EAVHA**10**093 83364J00073-001CHOCKS — PART NUMBER IDENTIFICATION HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 128-FEB-07 02651EAVHA**10**093 INSENSITIVE MUNITIONS TESTS-ECP275 HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 SOW: IMP2SOW Rev: 10/31/06 Item Reference: Definitized $484,578 included in item 0002 Item Unit Value: $484,578.0000Value Code: Period of Performance: 10/31/2006 — 1/31/2007 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 131-JAN-07 02664EA 1034-9681-003VHA**10**093 CARRIAGE ADAPTER HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Undefinitized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 422-DEC-09

Q\S£IJE£Af£f’’^“CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172Page 120 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER /PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I| TRUE MANUFACTURER 02674EA 1034-9606-004VHA**10**093 YOKE REDESIGN HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Undef initized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 422-DEC-09 026816EA 1034-9690-006VHA**10**093 RACEWAY BRIDGE HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Undef initized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1622-DEC-09 02698EA 1034-9604-003VHA**10**093 SHOULDER BOLTS HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Undef initized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 r Quantity Ordered Scheduled Delivery Date 822-DEC-09

(7Sj£J£F£fJVJEr* PUR CONTINUATI0N ACT PURCHASE CONTRACT: 101018REVISION:172Page 121 of 180 ITEMQUANTITYUNIPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 027010EAVHA**W0**O01 1034-9681-003CARRIAGE ADAPTOR HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Undefinitized price included in item 0165 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1020-NOV-09 027110EAVHA**W0**001 1034-9606-004YOKE HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Undefinitized price included in item 0165 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1020-NOV-09

(QJBtWMrjr/VMr*“CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172Page 122 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE |I I TRUE MANUFACTURER 027240EAVHA**W0**001 1034-9690-006RACEWAY BRIDGES HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Undefinitized price included in item 0165 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 FREEFORMSOW EURN Rev 00 Quantity Ordered Scheduled Delivery Date 4020-NOV-09 027320EAVHA**W0**001 1034-9604-003SHOULDER BOLTS HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Undefinitized price included in item 0165 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 2020-NOV-09

(7SjSF£FJEJA/£r*“CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172Page 123 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I| TRUE MANUFACTURER 02742EA 1034-3800-002VHA**10**093 BOOSTER AVIONICS MODULE (BAM) HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV26, OBV36 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 130-JAN-07 003-MAR-08 02-FEB-09 03-AUG-09 02752EA 1034-3600-006VHA**10**093 BOOSTER AVIONICS MODULE HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: LDC22, LDC23 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 130-MAY-07 104-JUN-07 02760EA 1034-3600-006VHA**W0**001 BOOSTER AVIONICS MODULE HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Undefinitized price included in item 0165 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 006-JUL-09

(7\jB0JE-JFAf£f’’’“CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172 Page 124 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 02770EA 1034-3600-006VHA**W0**001 BOOSTER AVIONICS MODULE HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Reference: Undefinitized price included in item 0165 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 027-OCT-09 02783EA 1034-3600-006VHAC3P0**002 BOOSTER AVIONICS MODULE HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV28, OBV30, OBV38 Item Reference: Def initized price included in item 0103 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 1Ol-MAR-07 108-MAY-07 1 22-DEC-09

(T^MfOMrfAfMr 1 ^“CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172Page 125 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 027912EA 1034-0638-002VHA**W0**001 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV38-40, 43-51 Item Reference: Undefinitized price included in item 0165 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 130-AUG-07 117-DEC-07 108-FEB-08 019-JAN-0 9 609-OCT-09 3ll-DEC-09 02802EA 1034-0638-002VHA**10**093 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: ldc 22, 23 Item Reference: Undefinitized price included in item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery DateOriginal Delivery Date 103-JUL-0710-DEC-07 1 30-JUL-07

(7Sj3t£^^fjy£tr’^CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172Page 126 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I| TRUE MANUFACTURER 02811EA 1034-0634-004VHA**E0**088 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: OBV21 Item Reference: Definitized price included in item 0003 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment Al20 r Quantity Ordered Scheduled Delivery Date 110-DEC-07 02821EAVHA**10**093 EARLY USE OF RAYON NOZZLES FOR LDC 18-20 HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 SOW: SOW EURNSOW Rev: 11/29/06 Item Reference: Definitized $0 included item item 0002 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 130-JAN-07 02830EAVHA**10**093 OBV STAGE 1 NOZZLES QTY 15PROCUREMENT OF RAYON MAT. & LL TO REFURD SI NOZZLE HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 Item Note: Transferred to item 0246 Quantity Ordered Scheduled Delivery Date 030-JAN-07

(7j L JEF£F£fAf£r’^CONTINUATION^ 1 PURCHASE CONTRACT: 101018REVISION:172Page 127 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I1 1 TRUE MANUFACTURER 02841EA 1034-3600-006-VEO-12545VHA**H0**040 BOOSTER AVIONICS MODULE HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: LDC18 Item Reference: Definitized price included in item 0103 Item Unit Value: $0.0000Value Code: Quantity Ordered . Scheduled Delivery Date 106-FEB-07 02851EA 1034-3600-002-VEO-11998VHA**HO**040 BOOSTER AVIONICS MODULE HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: LDC19 Item Reference: Definitized price included in item 0103 Item Unit Value: $0.0000Value Code: Quantity Ordered Scheduled Delivery Date 112-FEB-07

Q^BtFJErfAFMr*^Continuation* 01 purchase contract: 101018revision: 172p age 128 0 f 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 02865EA 1034-0600-005VHAC3P0**002 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 Item Note: LDC18-21 & Static Fire (OBV33) Item Reference: Definitized price included in item 0103 Item Unit Value: $0.0000 Va ue Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1Ol-MAR-07 123-APR-07 123-MAY-07 1ll-JUN-07 122-DEC-09 02871EAVHA**10**093 ECP 367 CLIN 101 HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 SOW: SOW 24 ACC a SOW Rev: New and Item Note: CLIN 0101 24 Vehicle Acceleration and FT-3 BAM Conversion Item Reference: Definitized $984,598 included in item 0002 Item Unit Value: $984,598.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 102-MAR-07

(7\jEt£FM?fAf£r’ % ^CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172Page 12 9 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I I TRUE MANUFACTURER 02881EAVHA**E0**088 ECP 367 CLIN 111 HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784. SOW: sow 24 accSOW Rev: New Item Note: CLIN 0111 24 Vehicle Acceleration Item Reference: Definitized $0 included in item 0003 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 102-MAR-07 02891EAVHA**P0**002 ECP 367 CLIN 409 HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 SOW: SOW 24 ACCSOW Rev: New Item Note: CLIN 0409 24 Vehicle Acceleration and PAN Nozzle Replacement Item Reference: Definitized $437,094 included in item 0103 Item Unit Value: $437,094.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 102-MAR-07

(7j^JBt£FJFjFJ¥£r"'^CONTINUATION* 01 PURCHASE CONTRACT: 101018REVISION:172Page 130 of 180 ITEMQUANTITYUMPART NUMBERPROJECT CCN VENDOR P/NDESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE II I TRUE MANUFACTURER 02901EAVHA**W0**001 ECP 367 CLIN 411 HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 SOW: SOW 24 ACCSOW Rev: New Item Note: CLIN 0411 24 Vehicle Acceleration Item Reference: Definitized $0 included in item 0165 Item Unit Value: $0.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 102-MAR-07 02911EAVHA**10**093 ECP 367 OBV 13 BAM REWORK HQ0006-01-C-0001/HQ0006-01-C-0001DX-C9$0.0000$0.0000 675784 SOW: sow 24 ACCSOW Rev: New Item Reference: Definitized $135,514 included in item 0002 Item Unit Value: $135,514.0000Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 102-MAR-07

BOEING            PURCHASE CONTRACT            PURCHASE CONTRACT: 101018 REVISION: 172 Page 131 of 180 CONTINUATION            ITEM QUANTITY UNI PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER /PRIME CONTRACT NUMBER PRIORITY RATING            FUNDED UNIT PRICE            FUNDED EXTENDED PRICE TRUE MANUFACTURER 0292 0 EA            VHA**10**093 ECP 372 Rl PROCUREMENT OF RAYON MATERIAL FOR S1 HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 SOW: sow LLM15N            SOW Rev: 12/13/06 Item Note: Transferred to item 0246. Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered            Scheduled Delivery Date 0 02 MAR 07 0293 1 EA            VHA**10**093 SPARESYL DEV AT OSC CLIN 101 HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 SOW: sows par SOW Rev: 1/24/07 Item Reference: Definitized $634,630 included in item 0002
Item Unit Value: $634,630.0000 Value Code: Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 1 02 MAR 07

BOEING            PURCHASE CONTRACT            PURCHASE CONTRACT: 101018 REVISION: 172 Page 132 of 180 CONTINUATION            ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING            FUNDED UNIT PRICE            FUNDED EXTENDED PRICE I 11 TRUE MANUFACTURER | 0294 1 EA            VHA**WO**001 SPARESYL DEVELOPMENT AT OSC HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 SOW: SOWSPAR            SOW Rev: 1/24/07 Item Note: clin 0411 Item Reference: Definitized $1,770,300 included in item 0165
Item Unit Value: $1,770,300.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered            Scheduled Delivery Date 1 02 MAR 07 0295 2 EA 1034 0834 002 VHA**10**093 SHROUD INSTALLATION KIT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: OBV35, 36 Item Reference: Undefinitized price included in item 0002
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 02 FEB 09 1 17 JUN 09

BOEIN PURCHASE CONTRACT PURCHASE CONTRACT: 101018 REVISION: 172 Page 133 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE            FUNDED EXTENDED PRICE TRUE MANUFACTURER 0296 2 EA 1034 0634 005 VHA**10**093 SHROUD INSTALLATION KIT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: OBV34, 37 Item Reference: Undefinitized price included in item 0002
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 03 JUL 07 1 30 JUL 07

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 134 Of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I || TRUE MANUFACTURER | 0297 12 EA 1034 0634 005 VHA**WO**001 SHROUD INSTALLATION KIT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: OBV38 thru 40 and 43 thru 51 Item Reference: Undefinitized price included in item 0165
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 30 AUG 07 1 17 DEC 07 0 10 DEC 07 1 08 FEB 08 0 16 FEB 09 0 ll FEB 09 1 05 MAR 09 1 16 MAR 09 1 26 MAR 09 1 27 MAR 09 1 25 MAR 09 1 16 APR 09 1 06 MAY 09 1 28 MAY 09 1 05 AUG 09

BOEING ‘“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 135 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I II TRUE MANUFACTURER | 0298 1 EA 1034 0832 001 VHA**10**093 PAM ASSEMBLY INSTALLATION HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: OBV27 Item Reference: Def initized price included in item 0002
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 22 DEC 09 0299 2 EA 1034 0636 003 VHA**PO**002 ORDNANCE CLOSEOUT INSTALLATION KIT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: LDC20, 21 Item Reference: Definitized price included in item 0103
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 1 30 MAY 07 1 ll JUN 07

(7\_£f£f£r/’/V£r’’ “‘“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 136 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE | || TRUE MANUFACTURER | 0300 12 EA 1034 0636 004 VHA**WO**001 ORDNANCE CLOSEOUT INSTALLATION KIT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: OBV38 40 and 43 51 Item Reference: Definitized price included in item 0165
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 30 AUG 07 1 17 DEC 07 1 08 FEB 08 0 19 JAN 09 0 16 FEB 09 1 05 MAR 09 1 O1 APR 09 1 30 APR 09 1 Ol JUN 09 1 30 JUN 09 1 31 JUL 09 1 31 AUG 09 1 Ol OCT 09 1 29 OCT 09

^jytJJE/JVIF’’ “^CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 137 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I 11 TRUE MANUFACTURER | 0301 2 EA 1034 0636 004 VHA**10**093 ORDNANCE CLOSEOUT INSTALLATION KIT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: LDC22, 23 Item Reference: Definitized price included in item 0002
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 03 JUL 07 1 30 JUL 07 0302 2 EA 1034 0600 006 VHA**10**093 OBV VEHICLE ASSEMBLY HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: LDC22, 23 Item Reference: Undefinitized price included in item 0002
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 10 JUL 07 1 30 JUL 07

(T^&tJJirJAfMr* ^CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 138 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0303 2 EA 1034 3600 008 VHA**WO**001 BOOSTER AVIONICS MODULE HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: OBV34, OBV37 Item Reference: Definitized price included in item 0165
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 106 JUL 07 107 FEB 08 028 MAR 08 030 MAY 08 025 JUN 08 022 JUL 08 007 OCT 08 017 NOV 08 013 JAN 09 016 MAR 09 0304 0 EA 1034 3600 008 VHA**WO**001 BOOSTER AVIONICS MODULE HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0165
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 0 15 MAY 09 0 15 JUL 09 0 14 SEP 09 0 25 NOV 09

(7^_£3£I£fAfi?’’ “‘“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 139 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I II TRUE MANUFACTURER | 0305 2 EA 1034 0632 002 VHA**10**093 PAM ASSEMBLY INSTALLATION KIT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: LDC22, 23 Item Reference: Definitized price included in item 0002
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 05 JUL 07 1 30 JUL 07

(7$jtf&JFJFAfiy” PUR5™™,,?? m^ACT PURCHASE CONTRACT: 101018 REVISION: 172 Page 140 of 180 lt_,^— CON IINUAI \\Jv\ ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I II TRUE MANUFACTURER | 0306 12 EA 1034 0632 002 VHA**WO**001 PAM ASSEMBLY INSTALLATION KIT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: OBV38 40 and 43 51 Item Reference: Definitized price included in item 0165
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 / Quantity Ordered Scheduled Delivery Date 1 30 AUG 07 1 17 DEC 07 0 21 JAN 08 1 08 FEB 08 0 16 FEB 09 0 25 FEB 09 1 05 MAR 09 1 16 MAR 09 1 26 MAR 09 1 27 MAR 09 1 16 APR 09 1 20 APR 09 1 20 MAY 09 1 28 MAY 09 1 19 AUG 09

(jQj&Mf^/Afir* “‘“CONTINUATION*[07] PURCHASE CONTRACT: 101018 REVISION: 172 Page 141 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I 11 TRUE MANUFACTURER | 0307 1 EA 1034 3800 004 VHA**10**093 BOOSTER AVIONICS MODULE (BAM) HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: FT 4 Item Reference: Def initized price included in item 0002
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 122 OCT 07 0308 3 EA 1034 0600 007 VHA**WO**001 OBV VEHICLE ASSEMBLY HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: OBV38 thru OBV40 Item Reference: Def initized price included in item 0165
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 24 AUG 07 1 17 DEC 07 1 15 FEB 08 0 07 JUL 08 0 Ol AUG 08 0 27 AUG 08 0 12 NOV 08 0 17 DEC 08 0 16 FEB 09 0 16 APR 09

(7\_£f£f£rfAf£7’ ^“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 142 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I 11 TRUE MANUFACTURER | 0309 0 EA 1034 0600 007 VHA**WO**001 OBV VEHICLE ASSEMBLY HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Reference: Definitized price included in item 0165
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 0 16 JUN 09 0 17 AUG 09 0 16 OCT 09 0 14 JAN 10 0310 1 EA 1034 0800 003 VHA**10**093 OBV VEHICLE ASSEMBLY HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: FT4 Item Reference: Definitized price included in item 0002
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 1 31 OCT 07

(T^&tlJEIJViy* ''“cONTINUATON*[07] PURCHASE CONTRACT: 101018 REVISION: 172 Page 143 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I 11 TRUE MANUFACTURER | 0311 2 EA 1034 0834 002 VHA**10**093 SHROUD INSTALLATION KIT HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: FT4 (OBV26) and GTM3 (OBV27) . GTM3 Shroud Kit to be used for GBI Field Refurbishment. Item Reference: Def initized price included in item 0002
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 31 OCT 07 1 22 DEC 09 0312 2 EA 1034 0836 002 VHA**10**093 ORDNANCE CLOSEOUT INSTALLATION HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: OBV26, OBV25 Item Reference: Def initized price included in item 0002
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 31 OCT 07 1 10 SEP 08

(7\jyffJE/JV£f’’ ^“CONTINUATION*[07] PURCHASE CONTRACT: 101018 REVISION: 172 Page 144 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE | II TRUE MANUFACTURER ~ | 0313 1 EA VHA**PO**002 INCREASE COST OF SPARESYL FOR CLIN 409 HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 SOW: sows par SOW Rev: 1/24/07 Item Reference: Definitized $272,354 included in item 0103
Item Unit Value: $272,354.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 27 AUG 07 0314 1 EA VHA**10**093 CE 0 EHF SUBSYSTEM DRAWING CHANGE HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: CE 0 EHF Subsystem drawing change, removal of hardware, development of a mass simulator and recurring costs for 18 simulators. Item Reference: Definitized $31,678 included in item 0002
Item Unit Value: $31,678.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 27 AUG 07

GQJBF&£’J/lf£F* ''“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 145 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I 11 TRUE MANUFACTURER | 0315 1 EA VHA**10**093 FAN FLY OUT WORK FROM ECP106 NEVER REIMBURSED HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Reference: Definitized $70,535 included in item 0002
Item Unit Value: $70,535.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 19 SEP 07 0316 1 LT VHA**14**998 ONE SET OF FOUR UMBILICAL CABLES HQ0006 01 C 0001/HQ0006 01 C 0001 DX C9 $0.0000 $0.0000 675784 Item Note: Fabricate one set of four Umbilical Cable samples. One sample each is to be manufactured from Orbital drawings 1034 9991 5, 1034 9988 5, 1034 9994 3 and 1034 9995 5. The samples shall be manufactured, representative of the identified section of cable, as indicated by J. R. Hudnall on marked up Orbital drawings 1034 9991 5, 1034 9988 5, 1034 9994 3 and 1034 9995 5. Each cable sample is to be 50 feet in length, less pigtails and connectors and built per TM8575 less test. Each sample is to contain all conductors, shields and cable over braids representative of the cross section of the indicated section of umbilical cable (main run of cable between pigtails and connectors). Item Reference: Undefinitized $50,000 included in item 0002
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 1 04 OCT 07

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 146 of 180
ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
I TRUE MANUFACTURER |
0317 1 EA VHA**10**093 CLIN 0102 COST COLLECTION ITEM FOR 2 STAGE DEV HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $36,408,134.0000 $36,408,134.0000
675784
Item Reference: Definitized $43,618,072 included in item 0317 Item Unit Value: $43,618,072.0000 Value Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
102-JAN-09 0318 1 EA 1034-0832-002 VHA**10**093 FTG-04 PAM KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: FTG-04
Item Reference: Def initized Price included in item 0002 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120
Quantity Ordered Scheduled Delivery Date
1 13-NOV-07

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 147 of 180 PURCHASE CONTRACT CONTINUATION
ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER
0319 0 EA 1034-0638-003 VHA**10**093 EMPLACEMENT KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
0 26-MAR-09 0320 1 EA VHA**10**093
FCDCA SERVICE LIFE EXTENSION TESTING
HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: For 1034-0910 FCDCA, SIS and 1034-0911 FCDCA, FTS perform Age Surveillance Tests.
Test per 1034-0912 “Component Product Specification for Flexible Confined Detonating Cord Assemblies (FCDCA)” Section 4.2.2.3.3 Age Surveillance Test and Table 4-3 Age Surveillance Requirement. Test sufficient unit quantities to achieve 5 year requirement. For Stage 1 TVC EED, Orbital will revise the specifications, generate SLE analysis, and write test procedures for the EED SLE testing. Orbital will manage, status, and support SLE testing at subcontractor facilities for the performance of the SLE testing. Orbital shall prepare a final report analyzing the test results and provide an SLE recommendation for the EED.
Item Reference: Definitized $557,929 included in item 0002
Item Unit Value: $557,929.0000 Value Code:
Period of Performance: 7/12/2007 thru 12/31/2008 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
1 02-JAN-09

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 148 of 180
ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
I TRUE MANUFACTURER |
0321 0 EA 1034-3600-008 VHA**WO**001 BOOSTER AVIONICS MODULE HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
0 14-JAN-10 0322 1 EA VHA**QO**126 INCREASE BUDGET FOR RAM&T SUPPORT FOR ECP384-2 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $2,919,063.0000 $2,919,063.0000
675784
Item Reference: Definitized $2,997,553 included in item 0322
Item Unit Value: $2,997,553.0000 Value Code:
Period of Performance: 7/18/200/7- 10/10/2008
Ship This Item Only To: See Attachment A120
Quantity Ordered Scheduled Delivery Date
1 02-JAN-08

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 149 of 180
ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER
0323 0 EA 1034-3600-008 VHA**WO**001 BOOSTER AVIONICS MODULE HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
010-FEB-10 023-MAR-10 003-MAY-10 021-JUN-10 026-JUL-10 003-SEP-10 0324 0 EA 1034-0600-007 VHA**WO**001 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
0 10-MAR-10 0 11-MAY-10 0 12-JUL-10 0 24-AUG-10 0 ll-OCT-10 0 13-DEC-10 0 08-FEB-ll

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PURCHASE CONTRACT CONTINUATION
ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
I II TRUE MANUFACTURER
0325 7 EA 1034-0637-001 VHA**WO**001 TPS CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: OBV52-58
Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
1 02-MAR-10 1 03-MAY-10 1 Ol-JUL-10 1 16-AUG-10 1 Ol-OCT-10 1 03-DEC-10 1 31-JAN-ll 0326 7 EA 1034-0632-002 VHA**WO**001
PAM ASSEMBLY INSTALLATION KIT
HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: OBV52-58
Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120
Quantity Ordered Scheduled Delivery Date
1 02-MAR-10 1 03-MAY-10 1 Ol-JUL-10 1 16-AUG-10 1 Ol-OCT-10 1 03-DEC-10 1 31-JAN-ll

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ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER
0327 7 EA 1034-0638-003 VHA**WO**001 EMPLACEMENT KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: OBV52-58
Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
110-MAR-10 1ll-MAY-10 112-JUL-10 124-AUG-10 1ll-OCT-10 113-DEC-10 108-FEB-ll 0328 7 EA 1034-0636-004 VHA**WO**001 ORDNANCE CLOSEOUT INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: OBV52-58
Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120
Quantity Ordered Scheduled Delivery Date
1 02-MAR-10 1 03-MAY-10 1 Ol-JUL-10 1 16-AUG-10 1 Ol-OCT-10 1 03-DEC-10 1 31-JAN-ll

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ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER
0329 7 EA 1034-0634-005 VHA**WO**001 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: OBV52-58
Item Reference: Def initized price included in item 0165 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
1 02-MAR-10 1 03-MAY-10 1 Ol-JUL-10 1 16-AUG-10 1 Ol-OCT-10 1 03-DEC-10 1 31-JAN-ll

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ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
I II TRUE MANUFACTURER
0330 1 EA . VHA**10**093
AUTHORIZE ATK FOR SHIPPING ICC TO AMRDEC
HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: Seller shall direct ATK to provide propellant carton samples to the Aviation and
Missile Research, Development and Engineering Center (AMRDEC) Propulsion Laboratory located at Redstone Arsenal, Alabama. ATK is to ship all propellant carton samples (1/2 Gallon ICCs) poured from GMD propellant mixes to AMRDEC. This is for flight up through 89, with the exception of 82, 83 and 85. It does not include flight sets beyond 89. GMD does not require ATK to hold these samples for pre-launch testing. AMRDEC will provide funding for shipment of the samples. The shipment information is:
Transportation Officer
Explosive Storage Branch Bldg. 8700
Redstone, Arsenal, AL. 35898 Attn: AMSRD-AMR-PS-S:
Mr. Jeremy Rice, 256-876-6077 or
Mr. Mike McDonald, 256-876-5783
Item Reference: Definitized $26,142 included in item 0002
Item Unit Value: $26,142.0000 Value Code:
Period of Performance: 9/12/07 thru 01/03/08 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
1 03-JAN-08

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Paqe 154 of 180
ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER
0331 1 EA VHA**10**093 REDESIGN OF VSL TOOL HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: Seller is authorized to update drawings per Boeing proposed changes (Drawing Numbers 1034-9603 and 1034-9600).
Item Reference: Definitized $8,308 included in item 0002
Item Unit Value: $8,308.0000 Value Code:
Period of Performance: 09/07 thru 01/08 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
103-JAN-08 0332 1 EA VHA**10**093 AUTHORIZE ORBITAL TO PURCHASE RECEIVERS FROM L3 TO HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: Seller shall ATP the two CRDs, P/N 655200-7, Serial numbers 029 and 063 at
Cincinnati Electronics. The schedule objective for Orbital is to conduct the desired work in time to support a June 2008 ILC for the FTG-06. This change necessitates immediate action to support the ILC for FTG-06. The Acceptance Data Package should include a complete pedigree of the two CRDs. The period of performance for this effort is May 29, 2007 to Aug. 27, 2007.
Item Reference: Definitized $78,296 included in item 0002
Item Unit Value: $78,296.0000 Value Code:
Period of Performance: 7/31/2007 thru 11/30/2007
Ship This Item Only To: See Attachment A120
, Quantity Ordered Scheduled Delivery Date
1 30-NOV-07

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 155 of 180
ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER /PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
I TRUE MANUFACTURER
0333 1 EA VHA**AE**003 CONTRACTOR LOGISTICS SUPPORT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $784,470.0000 $784,470.0000
675784
Item Reference: Defintized $783,255 included in item 0333
Item Unit Value: $783,255.0000 Value Code:
Period of Performance: 1/1/08 — 12/31/08 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
102-JAN-09 0334 1 EA VHA**WO**001 RFEA FOR MISSILE FIELD OPERATIONAL IMPACTS HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Reference: Definitized $662,642 included in item 0165
Item Unit Value: $662,642.0000 Value Code:
Period of Performance: 10/2/07 — 12/31/07 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
1 02-JAN-08

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 156 of 180
ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR PIN DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER
0335 1 EA 1034-0800-002 VHA**10**093 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: OBV25
Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000 Valu Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
110-SEP-08 0336 1 EA 1034-3800-003 VHA**10**093 BOOSTER AVIONICS MODULE (BAM) HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: OBV25
Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120
Quantity Ordered Scheduled Delivery Date
1 07-AUG-08

BOEING PURCHASE CONTRACT CONTINUATION PURCHASE CONTRACT: 101018 REVISION: 172 Page 157 of 180
ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER /PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER
0337 1 EA VHA**QO**092 PROCUREMENT OF MACH2 EXCESS INVENTORY FROM ORBITAL HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Reference: Definitized $68,688 included in item 0322
Item Unit Value: $68,688.0000 Value Code:
Period of Performance: 12/19/2008 — 12/31/2010 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
1 29-FEB-08 0338 1 EA VHA**10**093
EIS-2 UPGRADE
HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Reference: Definitized price uncluded in item 0002 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
1 03-MAR-08

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ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
I I TRUE MANUFACTURER |
0339 1 EA 8050890-2 VHA**10**093 BOOSTER REFURBISHMENT — OBV HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: Pluto (Rl)
Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
125-SEP-08 0340 1 EA 8050890-4 VHA**10**093 BOOSTER REFURBISHMENT — OBV HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: Saturn (R2)
Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
1 17-NOV-08

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ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR PIN DESCRIPTION
CUSTOMER (PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER
0341 2 EA 8050890-6 VHA**10**093 BOOSTER REFURBISHMENT — OBV HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: Venus (R3), Mars (R4)
Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120
Quantity Ordered Scheduled Delivery Date
113-MAR-09 115-MAY-09 0342 1 EA 8050891-1 VHA**10**093 AVIONICS ASSEMBLY HQOOOe-Ol-C-OOOl/HQOOOe-Ol-C^-OOOl DX-C9 $0.0000 $0.0000
675784
Item Note: Saturn (R2)
Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120
Quantity Ordered Scheduled Delivery Date —
1 02-JUN-08

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ITEM QUANTITY UM PART NUMBER PROJECT CCN
VENDOR P/N DESCRIPTION
CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
| 11 TRUE MANUFACTURER |
0343 2 EA 8050891-2 VHA**10**093 AVIONICS ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000
675784
Item Note: Venus (R3) , Mars (R4)
Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code:
Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date —
1 12-DEC-08 1 ll-FEB-09 0 12-FEB-09

(T^JfflfJEJJVi?’’ ^“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 161 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE TRUE MANUFACTURER 0344 19 EA 1034-3600-009 VHA**WO**001 BOOSTER AVIONICS MODULE (BAM) HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV39 — OBV57 Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 / Quantity Ordered Scheduled Delivery Date 1 26-MAR-09 1 30-MAR-09 1 13-APR-09 1 22-APR-09 1 28-APR-09 1 14-MAY-09 1 08-JUN-09 1 23-JUL-09 1 27-JUL-09 1 15-SEP-09 1 22-SEP-09 1 03-FEB-lO 1 30-MAR-10 1 26-MAY-10 1 23-AUG-10 1 22-SEP-10 1 19-OCT-10 1 16-NOV-10 1 27-JAN-ll

(f^JSF&JEJAflf’* ^CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 162 Of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I 11 TRUE MANUFACTURER | 0345 1 EA VHA**10**093 FTG-02 ADDITIONAL RANGE REQUIREMENTS AS DIRECTED HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $185,602 included in item 0002 Item Unit Value: $185,602.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 07-APR-08 0346 1 EA VHA**10**093 RFEA FOR FTG-03 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: ECP0397/CM19 SOW Rev: Item Reference: Definitized $676,631 included in item 0002 Item Unit Value: $676,631.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 16-MAY-08 0347 1 EA VH2**CO**064 9600-4077-005 ISTC FLIGHT DATA COMPUTER CONFIGURATION CHANGE HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $89,979.0000 $89,979.0000 675784 Item Note: Costs shall be collected and reported separately under CLIN 0107. A Financial Report, Format 6, shall be submitted the month following delivery of the unit. Item Unit Value: $89,979.0000 Value Code: Quantity Ordered Scheduled Delivery Date 1 16-MAY-08

(7\J[f£t£jfAf£?’’ ^“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 163 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I II TRUE MANUFACTURER | 0348 1 EA VHA**10**093 BAN FULL MOTION TEST HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $92,106 included in item 0002 Item Unit Value: $92,106.0000 Value Code: Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 1 09-MAY-08 0349 1 EA VHA**10**093 1034-9700-004 EIS UPGRADE HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $0 included in item 0002 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 23-MAY-08

(T^&iSFJFJJViF’’ ^“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 164 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I || TRUE MANUFACTURER | 0350 1 EA VHA**QO**092 ONE SHOT SUPPORT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $450,000 included in item 0322 Item Unit Value: $450,000.0000 Value Code: Period of Performance: 1/7/2007 — 8/28/2008 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 28-AUG-08 0351 1 EA VHA**10**093 KV HOT FIRE SEPARATION TEST HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $620,102 included in item 0002 Item Unit Value: $620,102.0000 Value Code: Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 1 23-DEC-08

Y7\_Jlf£f£fJV£7f PURCONTINUATIONACT PURCHASE CONTRACT: 101018 REVISION: 172 Page 165 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I || TRUE MANUFACTURER | 0352 18 EA 1034-0600-008(TS) VHA**WO**001 OBV — VEHICLE ASSEMBLY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV41-58. (TS) Means Traceable by Serial Number — Boeing Use Only Item Reference: Definitized price included in item 0165 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 25-FEB-09 1 17-MAR-09 1 26-MAR-09 1 27-MAR-09 1 16-APR-09 1 06-MAY-09 1 08-JUN-09 1 04-SEP-09 1 30-OCT-09 1 02-APR-10 1 06-MAY-10 1 02-AUG-10 1 Ol-OCT-10 1 28-OCT-10 1 07-DEC-10 1 11-JAN-ll 1 04-FEB-ll 1 31-MAR-11

(7^_it0£JAf£f’ "'“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 166 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I || TRUE MANUFACTURER | 0353 1 EA 1034-0834-002 VHA**10**093 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV25 Item Reference: Def initized price included in item 0002 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 10-SEP-08 0354 1 EA VHA**WO**001 COST COLLECTION ITEM FOR CLIN 0411 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $54,424,131.0000 $54,424,131.0000 675784 Item Reference: Cost Collection Item for CLIN 0411 Item Unit Value: $220,205,648.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 ll-DEC-09

(7^_£r£7£/SV£F* ‘“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 167 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE | [I TRUE MANUFACTURER | 0355 1 EA VHA**10**093 AUTHORIZATION FOR DRAWING CHANGES FOR KIT DRAWINGS HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: SSOW Rev 2 d SOW Rev: Item Reference: Definitized $134,528 in eluded in item 0002 Item Unit Value: $134,528.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 25-JUL-08 0356 1 EA VHA**WO**001 AUTHORIZATION FOR ORBITAL TO RESTRUCTURE KIT DRAWI HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: ssow Rev 2 d SOW Rev: Item Reference: Definitized ($106,128) included in item 0354 Item Unit Value: -$106,128.0000 Value Code: Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 1 25-JUL-08

(jQ_JPI7£rJlAM7’< ^CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 168 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER 0357 1 EA VHA**10**093 VAFB DELAYS HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $13,234 included in item 0002
Item Unit Value: $13,234.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 22-AUG-08 0358 1 EA VHA**10**093 VAFB MAB DELAYS — CRANE, FIRE SUPPRESSION, FACILIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $99,799 included in item 0002
Item Unit Value: $99,799.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 22-AUG-08

(T^aH^MVI? ^CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 169 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER 0359 1 EA VHA**10**093 TASK Z TEB RSR HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784
SOW: Task Z SOW Rev: 05/08/08 Item Reference: Definitized $203,008 included in item 0002 Item Unit Value: $203,008.0000 Value Code: Period of Performance: 5/8/08 — 9/30/08 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 02-SEP-08 0360 1 EA VHA**AE**003 TASK Z DE-EMPLACING AND EMPLACING HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784
SOW: Task Z SOW Rev: 05/08/Oe Item Reference: Definitized $9,483 included in item 0333 Item Unit Value: $9,483.0000 Value Code: Period of Performance: 5/8/08 — 9/30/08 Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 1 02-SEP-08

(T^JfaFJEJAflF* PURGONTINUATOrCT PURCHASE CONTRACT: 101018 REVISION: 172 Page 170 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER 0361 1 EA VHA**10**093 DE-SCOPE OF EARTH ACTIVITY HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: ecp 434 SOW Rev: 8/12/08 Item Reference: Definitized $33,825 included in item 0002 Item Unit Value: $33,825.0000 Value Code: Period of Performance: 8/6/08 — 12/31/08 Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 02-SEP-08 0362 1 EA 1034-0832-005 VHA**10**093 PAM ASSEMBLY INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV25 Item Reference: Definitized price included in item 0002
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 1 10-SEP-08

(T^JfO^JFAf/y ’’“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 171 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER 0363 1 EA VHA**AE**003 USER CALL FOR NOZZLE BAFFLE REPLACEMENT FOR OBV12 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $73,422 included in item 0333
Item Unit Value: $73,422.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Pate 1 19-SEP-08 0364 1 EA VHA**QO**126 RFEA FOR REACHBACK ECP390 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: ecp 390 SOW Rev: 9/11/07 Item Reference: Definitized $1,046,479 included in item 0322
Item Unit Value: $1,046,479.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 10-OCT-08

(7S &£f£JJV£F’ PUR™™,,<??™SACT PURCHASE CONTRACT: 101018 REVISION: 172 paqe 172 of 180 jt_^j* OONI tNUAFION [3] ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER 0365 1 EA VHA**10**093 AUTHRORIZING ORBITAL FOR DEFENSE INFORMATION ASSUR HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784
SOW: ECP395 SOW Rev: 10/2/08 Item Reference: Def initized $40,000 included in item 0002 Item Unit Value: $40,000.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 15-OCT-08 0366 1 EA VHA**10**093 1034-9823-001 (TEST UNIT) PROCUREMENT ENHANCED TELEMETRY TEST SETS HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Def initized $0 included in item 0002 Item Unit Value: $0.0000 Value Code: Quantity Ordered Scheduled Delivery Date 1 23-OCT-08 0367 1 EA VHA**10**093 1034-9835-001 (PROD UNIT) PROCUREMENT ENHANCED TELEMETRY TEST SETS HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Def initized $0 included in item 0002 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 , Quantity Ordered Scheduled Delivery Date 1 23-OCT-08

(T^iSflfflA/tf’’ ’’“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 page 173 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER 0368 1 EA ‘ VHA**AE**003 DESICCANT REPLACEMENT ON T801 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784
SOW: 246A-08 SOW Rev: 7/11/08 Item Reference: Definitized $120,871 included in item 0333 Item Unit Value: $120,871.0000 Value Code: Ship This Item Only To: See Attachment A120 / Quantity Ordered Scheduled Delivery Date 1 03-JUL-08 0369 1 EA VHA**AE**003 SUPPORT FOR THE AGING AND SURVEILLANCE TEST PLAN HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: None SOW Rev: A Item Reference: Definitized $119,583 included in item 0333 Item Unit Value: $119,583.0000 Value Code: Ship This Item Only To: See Attachment A120 / Quantity Ordered Scheduled Delivery Date 1 25-NOV-08

(/^JBFtfJEJ/Vfy’’ ^CONTINUATION*[07] PURCHASE CONTRACT: 101018 REVISION: 172 Page 174 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I || TRUE MANUFACTURER | 0370 1 EA VHA**AE**003 SRP TASKS FOR ORBITAL HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 SOW: 259-08 SOW Rev: 7/21/08 Item Reference: Definitized $129,101 included in item 0333 Item Unit Value: $129,101.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 25-NOV-08 0371 1 EA 1034-3800-005 VHA**10**093 BOOSTER AVIONICS MODULE HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV35 Item Reference: Definitized price included in item 0002 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 09-FEB-09

(T^JSF&JE/Af/Sr’ “CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 175 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I 11 TRUE MANUFACTURER | 0372 1 EA VHA**10**093 ACS SHIPPING CONTAINERS ECP-389 HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $50,566 included in item 0333 Item Unit Value: $50,566.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 Ol-OCT-09 0373 1 EA VHA**10**093 FTG-04 REPROCESSING EFFORT UTILIZING TASK Y HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $852,798 included in item 0002 Item Unit Value: $852,798.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 23-JAN-09 0374 1 EA VHA**AE**003 EFFORT FOR TASK-Y REPROCESSING HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $2,668 included in item 0333 Item Unit Value: $2,668.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 23-JAN-09

(7j &£JfJA/£f* PUR~™™,M?.i!^CT PURCHASE CONTRACT: 101018 REVISION: 172 Paqe 176 of 180 jt^J*’” CONTINUA DON ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I II TRUE MANUFACTURER | 0375 1 EA VHA**10**093 SOLAR FLARE ADDITIONAL FUNDING HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Reference: Definitized $172,981 included in item 0317 Item Unit Value: $172,981.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 23-JAN-09 0376 2 EA 1034-0637-002 ‘ VHA**WO**001 TPS CLOSEOUT INSTL INTERCEPTOR HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV41, OBV42 Item Reference: Definitized price included in item 0354 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 25-FEB-09 1 25-JUN-09

(7^MfiffIAf£f’ "'“rnMT.w^n^[01] I PURCHASE CONTRACT: 101018 I REVISION: 172 I Page 177 Of 180 jt^,^— OwN I INUAl IUN ** ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER 0377 2 EA 1034-0638-500 VHA**WO**001 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV41, OBV42 ! Item Reference: Def initized price included in item 0354
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 25-FEB-09 1 25-JUN-09 0378 2 EA 1034-0638-600 VHA**WO**001 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV41, OBV42 Item Reference: Def initized price included in item 0354
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 / Quantity Ordered Scheduled Delivery Date 1 25-FEB-09 1 26-MAY-09

(7\£f£F£Z/JV£F* ^“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 page 178 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR P/N DESCRIPTION CUSTOMER/PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I [I TRUE MANUFACTURER | 0379 2 EA 1034-0638-700 VHA**WO**001 EMPLACEMENT COMPONENTS INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV41, OBV42 Item Reference: Def initized price included in item 0354 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 25-FEB-09 1 25-JUN-09 0380 2 EA 1034-0634-006 VHA**WO**001 SHROUD INSTALLATION KIT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV41, OBV42 Item Reference: Definitized price included in item 0354 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 25-FEB-09 1 25-JUN-09

(T^Mf/JfJA/if* ’’"'CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 179 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE I || TRUE MANUFACTURER | 0381 2 EA 1034-0636-005 VHA**WO**001 ORDNANCE CLOSE-OUT HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV41, OBV42 Item Reference: Definitized price included in item 0354 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 25-FEB-09 1 25-JUN-09 0382 2 EA 1034-0632-005 VHA**WO**001 PAM INSTALLATION HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV41, OBV42 Item Reference: Definitized price included in item 0354 Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 25-FEB-09 1 25-JUN-09

(jQ_&£HEM/iSr* ‘“CONTINUATION*[01] PURCHASE CONTRACT: 101018 REVISION: 172 Page 180 of 180 ITEM QUANTITY UM PART NUMBER PROJECT CCN VENDOR PIN DESCRIPTION CUSTOMER / PRIME CONTRACT NUMBER PRIORITY RATING FUNDED UNIT PRICE FUNDED EXTENDED PRICE
TRUE MANUFACTURER 0383 4 EA A30334-1 VHA**WO**001 PIN, FAIRING THRUSTER HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV41, OBV42 Item Reference: Def initized price included in item 0354
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 2 25-FEB-09 2 25-JUN-09 0384 2 EA 1034-0640-001 VHA**WO**001 UMBILICAL KIT, LDC HQ0006-01-C-0001/HQ0006-01-C-0001 DX-C9 $0.0000 $0.0000 675784 Item Note: OBV41, OBV42 Item Reference: Definitized price included in item 0354
Item Unit Value: $0.0000 Value Code: Ship This Item Only To: See Attachment A120 Quantity Ordered Scheduled Delivery Date 1 25-FEB-09 1 25-JUN-09